UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
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Boston Private Financial Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

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BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
Ten Post Office Square
Boston, Massachusetts 02109

Dear Fellow Shareholders:
On behalf of the Board of Directors and the management of Boston Private Financial Holdings, Inc. (the “Company”), you are invited to attend the Company’s 2014 Annual Meeting of Shareholders. The meeting will be held on April 16, 2014 at 2:00 p.m., Eastern time, at Ten Post Office Square, 2nd Floor, Boston, Massachusetts 02109.
The attached Notice of the 2014 Annual Meeting of Shareholders and Proxy Statement describe the formal business to be conducted at the meeting. Please refer to the Proxy Statement for detailed information on each of the proposals. Only shareholders of record at the close of business on March 3, 2014 may vote at the meeting or any postponements or adjournments of the meeting.
On behalf of the Board of Directors and all employees of Boston Private Financial Holdings, Inc., I thank you for your continued support of our Company.
YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the 2014 Annual Meeting of Shareholders, please vote in order to ensure the presence of a quorum.

Sincerely,

/s/ CLAYTON G. DEUTSCH
Clayton G. Deutsch
Chief Executive Officer and President

Boston, Massachusetts
Dated: March 7, 2014

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

Ten Post Office Square
Boston, Massachusetts 02109
____________________________________

NOTICE OF 2014 ANNUAL MEETING OF SHAREHOLDERS
___________________________________________

TIME AND DATE PLACE		2:00 p.m. Eastern Time, April 16, 2014 Ten Post Office Square Boston, Massachusetts 02109
ITEMS OF BUSINESS	(1)	To elect six director nominees named in the Proxy Statement to serve until the 2015 annual meeting.
	(2)	To approve an advisory, non-binding resolution on the compensation of the named executive officers as disclosed in this Proxy Statement.
	(3)	To approve the Boston Private Financial Holdings, Inc. Amended and Restated 2009 Stock Option and Incentive Plan, amending the performance criteria (“2009 Plan”).
	(4)	To approve the Boston Private Financial Holdings, Inc. 2001 Employee Stock Purchase Plan, as amended and restated, effective as of January 1, 2014 (“2011 ESPP Plan”).
	(5)	To transact any other business that may properly come before the Meeting.
RECORD DATE		Only shareholders of record at the close of business on March 3, 2014 may vote at the Meeting or any postponements or adjournments of the Meeting.
PROXY VOTING
Your vote is very important. Please complete, date, sign and return the accompanying proxy card or vote electronically via the Internet or by telephone. The enclosed return envelope requires no additional postage if mailed in the United States. For specific instructions on how to vote your shares, please refer to the section entitled “Voting Options.”

We look forward to your attendance in person or by proxy.
By Order of the Board of Directors,
MARGARET W. CHAMBERS
Corporate Secretary
Boston, Massachusetts
Dated: March 7, 2014

Important Notice Regarding the Availability of Proxy Materials for the 2014 Annual Meeting of Shareholders to be held on April 16, 2014. The Company’s Annual Report on Form 10-K for the period ending December 31, 2013 and the 2014 Proxy Statement are available at www.edocumentview.com/bpfh. These documents are also available free of charge by calling the Company’s toll-free number (888) 666-1363 or by contacting the Company’s investor relations department by email at investor-relations@bostonprivate.com.

PROXY STATEMENT
for the
2014 ANNUAL MEETING OF SHAREHOLDERS

The Company’s Board of Directors (the “Board”) is making this Proxy Statement available to you in connection with the solicitation of proxies by our Board for the 2014 Annual Meeting of Shareholders (the “Meeting”). The Meeting will be held on April 16, 2014 at 2:00 p.m., Eastern time, at Ten Post Office Square, 2nd Floor, Boston, Massachusetts 02109.
_______________________________________

VOTING INFORMATION
_______________________________________

Record Date. The record date for the Meeting is March 3, 2014 (the “Record Date”). At the close of business on the Record Date, there were 79,980,178 shares of the Company’s common stock entitled to be voted at the Meeting, and there were 1,058 shareholders of record. There are no other outstanding shares that are eligible to vote.

Voting Your Proxy. Only shareholders of record at the close of business on the Record Date are entitled to vote at the Meeting. Each outstanding share of common stock is entitled to one vote on each matter before the Meeting.

Vote Required. A quorum of the common stock must be present at the Meeting for any business to be conducted. The presence, in person or by proxy, of the holders of at least a majority of the votes entitled to be cast on a matter for each voting group constitutes a quorum. Abstentions will be counted for purposes of determining whether a quorum is present. Broker non-votes will not be counted for purposes of determining whether a quorum is present. If a quorum is not present, the Meeting will be adjourned until a quorum is obtained.

Director nominees must receive a plurality of the votes cast by shareholders in order to be elected. A proxy vote that withholds authority to vote for a particular nominee or nominees and broker non-votes will have no effect on the outcome of the election of the nominees. The approval of the advisory, non-binding resolution on executive compensation requires the affirmative vote of a majority of the votes cast at the Meeting. Abstentions and broker non-votes will have no effect on the outcome of the votes for this proposal. The approval of the 2009 Plan and the 2001 ESPP require the affirmative vote of a majority of the votes cast at the Meeting. Abstentions and broker non-votes will have no effect on the outcome of the votes for this proposal.

We are first sending this Proxy Statement and the accompanying materials to shareholders on or about March 7, 2014.
VOTING OPTIONS
Your vote is very important! Even if you plan to attend the Meeting in person, please cast your vote as soon as possible by:

•
Mail. The accompanying proxy card, if properly completed, signed, dated and returned in the enclosed envelope, will be voted in accordance with your instructions. The enclosed envelope requires no additional postage if mailed in the United States.

•
Telephone or Internet. If you hold your shares of common stock directly and not in street name, you may vote by telephone or Internet by following the instructions included on your proxy card. If you vote by telephone or Internet, you do not have to mail in your proxy card. Telephone and Internet voting are available 24 hours a day. Votes submitted by telephone or Internet must be received by 2:00 a.m., Eastern time, on April 16, 2014.

•
Voting in Person at the Meeting. If you are a registered shareholder as of the Record Date and attend the Meeting, you may deliver your completed proxy card in person. Additionally, we will have ballots available for those registered shareholders as of the Record Date who wish to vote in person at the Meeting.

A shareholder of record may revoke a proxy any time before the polls close by submitting a later dated vote by telephone, Internet, or mail or by delivering instruments to the Corporate Secretary before the Meeting or appearing in person at the Meeting and specifically withdrawing any previously voted proxy.

VOTING MATTERS and VOTING RECOMMENDATIONS
By submitting your proxy by one of the methods listed above, you authorize Margaret W. Chambers, Executive Vice President, General Counsel and Corporate Secretary, and David J. Kaye, Executive Vice President and Chief Financial Officer, to represent you and vote your shares at the Meeting in accordance with your instructions. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted in accordance with the Board’s recommendations as follows:

Proposal		Board Recommendation	Page Reference (for more detail)
Item 1	Elect six director nominees	FOR each Director Nominee	3
Item 2	Approve an advisory, non-binding resolution on the compensation of the Company’s named executive officers	FOR	42
Item 3	Approve the Boston Private Financial Holdings, Inc. Amended and Restated 2009 Stock Option and Incentive Plan	FOR	43
Item 4	Approve the Boston Private Financial Holdings, Inc. 2001 Employee Stock Purchase Plan, as amended and restated	FOR	49

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters to be considered at the Meeting. If any other matters properly come before the Meeting, the proxies will be voted at the discretion of the proxy holders.

ANNUAL REPORT

All shareholders of record are being sent a copy of the Company’s 2013 Annual Report to Shareholders and the Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which contains audited financial statements of the Company for the fiscal years ended December 31, 2013, 2012 and 2011, as filed with the Securities and Exchange Commission (“SEC”) on February 28, 2014. These reports, however, are not part of the proxy soliciting material.

A copy of the Company’s Annual Report on Form 10-K filed with the SEC, including all exhibits, may be obtained free of charge by writing to Boston Private Financial Holdings, Inc., Ten Post Office Square, Boston, Massachusetts 02109, Attention: Corporate Secretary, or by accessing the “Investor Relations” section of the Company’s website at www.bostonprivate.com, and selecting the link under “Documents/SEC filings.”

PROPOSAL 1
ELECTION OF DIRECTORS

The Company’s Restated Articles of Organization, as amended to date, provide that beginning at the 2013 Meeting, directors shall be elected annually for terms of one year, except that any director in office at the 2013 Meeting whose three-year term expires at the annual meeting of shareholders to be held in calendar year 2014 and 2015 shall continue to hold office until the end of the three-year term for which such director was elected and until such director’s successor shall have been elected and qualified. At the annual meeting of shareholders to be held in 2015 and at each annual meeting of shareholders thereafter, all directors shall be elected for terms expiring at the next annual meeting of shareholders and until such directors’ successors shall have been elected and qualified.
The Board of Directors of the Company currently consists of nine members. The terms of six members - Eugene S. Colangelo, Clayton G. Deutsch, Deborah F. Kuenstner, William J. Shea, Allen L. Sinai, and Stephen M. Waters - expire as of the Meeting. Mr. Colangelo and Mr. Sinai informed the Company in January 2014 that they had decided not to stand for re-election at the Meeting. After evaluating the performance and experience of each of the current Directors and the composition of the full Board, the Compensation and Governance Committee of the Board has recommended two new director nominees for election to fill the two vacant seats. These nominees are Daniel P. Nolan and Brian G. Shapiro. Ms. Kuenstner and Messrs. Deutsch, Shea and Waters have all also been nominated to stand for re-election and have each agreed to continue to serve as Directors if re-elected.
The biographical description below for each nominee includes the specific experience, qualifications, attributes and skills that led to the conclusion by the Board of Directors that such person should serve as a Director of the Company. The biographical description below for each Director who is not standing for election includes the specific experience, qualifications, attributes and skills that the Board of Directors would expect to consider if it were making a conclusion currently as to whether such person should serve as a Director. The Board of Directors did not currently evaluate whether the Directors who are not standing for re-election at this Meeting should serve as Directors, as the terms for which they have been previously elected continue beyond the Meeting.
In addition to the information presented below regarding each Director’s specific experience, qualifications, attributes and skills, the Board also believes that all of the Directors have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment to service to the Company.
The Board had determined that each nominee, with the exception of Mr. Deutsch, qualifies as an independent director under the NASDAQ listing standards.
If any of the nominees shall become unavailable for any reason, all proxies will be voted FOR the election of such other person as the Board of Directors may recommend.
The Board of Directors unanimously recommends a vote FOR each of its six director nominees.

INFORMATION REGARDING DIRECTORS AND NOMINEES
The following table sets forth certain information regarding the Directors of the Company, including the nominees for election at the 2014 Annual Meeting of Shareholders, based on information furnished by them to the Company:

	Age	Director Since	Independent
Board Nominees
Clayton G. Deutsch	58	2010	NO
Deborah F. Kuenstner	55	2007	YES
Daniel P. Nolan	61	Nominee	YES
Brian G. Shapiro	60	Nominee	YES
William J. Shea	66	2004	YES
Stephen M. Waters, Chairman of the Board	67	2004	YES

Directors Whose Terms Expire at the 2015 Annual Meeting of Shareholders
Herbert S. Alexander	71	1991	YES
Lynn Thompson Hoffman	65	1994	YES
John Morton III	70	2008	YES

Director and Nominee Qualifications
This section provides information as of the date of this Proxy Statement about each member of the Company’s Board of Directors, including the nominees for election or re-election at the Meeting. It is expected that each member of the Board, including nominees, if elected, will also be elected to the board of directors of Boston Private Bank & Trust Company, a wholly-owned subsidiary of the Company, in the second quarter of 2014, following the completion of the Board consolidation initiative. For more information see “Corporate Governance.”

Herbert S. Alexander, Director
Mr. Alexander became a Director of the Company in 1991. He is founder and Chairman of Alexander, Aronson, Finning & Co., P.C., a firm of certified public accountants and consultants established in 1973. He is a certified public accountant, certified in Financial Forensics and a Certified Global Management Accountant. Mr. Alexander is the Chief Financial Officer and a director of Wirefab, Inc., a manufacturer of aluminum, steel and stainless steel wire products, established in 1955. He serves on the Investment Committee of Morgan Memorial Goodwill Industries in Boston, Massachusetts, and is a Trustee of the Worcester Art Museum, where he is the Chairman of its Audit Committee and a member of the Finance Committee. He formerly served on the Board of Directors of the Massachusetts Society of Certified Public Accountants, the Massachusetts Easter Seal Society and served as a member of the Advisory Council of the Northeastern University Graduate School of Professional Accounting. Mr. Alexander was President and Chairman of the Board of Directors of the International Association of Practising Accountants from November 2006 to October 2009. Mr. Alexander is also on the board of directors of Boston Private Bank & Trust Company. With his years of specific experience as the founding partner of Alexander, Aronson, Finning & Co., P.C., Mr. Alexander brings to the Board of Directors invaluable business, financial, accounting and management experience. Mr. Alexander’s experience, which also includes membership in various professional societies, and his service on a number of audit committees, has provided him with valuable experience dealing with the evaluation of financial statements, accounting principles and financial reporting rules and regulations.

Clayton G. Deutsch, Nominee for Director
Mr. Deutsch is Chief Executive Officer and President of the Company, which he joined in August 2010. Mr. Deutsch is a member of the Company’s Leadership Team and has over 30 years of experience in the financial services industry. He began his career in banking in the 1970s before joining McKinsey & Company in 1980. Prior to joining the Company, he was a director at McKinsey & Company and served as Global Leader of that firm’s Merger Management Practice. During his time at McKinsey, he developed deep experience working with many leading financial institutions, with a particular focus in the private banking, wealth advisory, and wealth management sectors, as he helped establish and build McKinsey’s Financial Services practice globally. As a senior leader at McKinsey, Mr. Deutsch managed the Midwest complex of McKinsey offices including Chicago, Pittsburgh, Minneapolis, Cleveland and Detroit, and founded and led the Great Lakes Financial Services practice. Throughout his career with McKinsey, he consulted with financial services providers and other businesses on global strategy development, performance improvement, M&A strategy and corporate governance, among other areas. Mr. Deutsch also served as Chairman of McKinsey’s Principal Review Committee, a member of the Director Review Committee, a long-time member of the Shareholders Council (McKinsey’s board of directors) and Chair of the Professional Standards Committee. Before joining McKinsey, he began his career at Society Corporation, the predecessor to KeyCorp. In addition to Mr. Deutsch’s management expertise, he brings to our Board extensive knowledge of financial services strategies. His skills at directing corporate strategy provide our Board with a valuable resource as the Company manages through its recent restructuring and expands its strategic direction. Mr. Deutsch’s extensive experience in the financial services industry and deep strategic expertise make him an excellent candidate for the Board.

Lynn Thompson Hoffman, Director
Mrs. Hoffman is an independent director, private investor and former real estate developer specializing in historic renovations in Boston. She serves as an Advisor to the New Mexico State Investment Council Investment Committee, a $19 billion sovereign wealth fund and as an Advisor to the Mita Institute and Funds, a cross-border venture capital start-up bridging entrepreneurs and investors in Silicon Valley and Mexico. Mrs. Hoffman served as the Lead Director of Boston Private from 2005 to 2010, chairs the Compensation and Governance Committee and previously chaired the Finance and Governance Committees of the Board. She served on the two principal banking subsidiary boards of the Company, Boston Private Bank & Trust Company in Boston, and Borel Private Bank & Trust in Northern California prior to its merger into Boston Private Bank & Trust Company. She holds a Juris Doctorate from Boston University School of Law and is a retired member of the Boston Bar Association. She served as General Partner of real estate investment partnerships and CEO of related development, construction and management entities. She was an executive with Houghton Mifflin Company and an investment banker with Paine Webber. As a Director, Mrs. Hoffman contributes Board leadership, real estate and investment banking experience, executive management, legal knowledge and geographic diversity. A graduate of Pitzer College in Claremont, California, Mrs. Hoffman grew up in Atherton, California. She presently resides in Santa Fe, New Mexico and Punta Mita, Mexico. She has extensive non-profit board experience and community involvement including the Santa Fe Opera, New Mexico Museum Foundation, Massachusetts Society for the Prevention of Cruelty to Children, Babson College, the New England Conservatory and Harvard Community Health Plan.

Deborah F. Kuenstner, Nominee for Director
Ms. Kuenstner is the Chief Investment Officer of Wellesley College. Before joining Wellesley College in February of 2009, Ms. Kuenstner was Chief Investment Officer and Vice President of Investment Management at Brandeis University from 2007 to January 2009. Prior to working at Brandeis, Ms. Kuenstner was Managing Director of Research for Fidelity Management & Research Company, the investment management organization of Fidelity Investments. Ms. Kuenstner was the Chief Investment Officer, Global Value, at Putnam Investments from 2000 to 2004. Her other roles at Putnam included Chief Investment Officer, International Value and Senior Portfolio Manager, International Equities. Prior to that, she worked at DuPont Pension Fund Investment in Wilmington, Delaware as a Senior Portfolio Manager, International Equities. Ms. Kuenstner has also been a Vice President, International Investment Strategist, at Merrill Lynch, in addition to Economist at the Federal Reserve Bank of New York. Ms. Kuenstner was actively involved in the Board of Pensions of the Presbyterian Church USA from 1996-2004 as Investment Committee Chair, Director, and most recently, Co-opted Director. Ms. Kuenstner brings to the Board valuable experience and knowledge about the financial services industry generally and, in particular, the investment management arena, along with economic and risk management expertise.

John Morton III, Director
Mr. Morton is a seasoned bank executive with over 35 years of banking and financial services experience. He has extensive experience leading organizational turnarounds, acquisition integrations, business growth and corporate governance activities. Mr. Morton was a director of Fortress International Group, Inc. from January 2007, and served as Chairman from December 2008 to January 2012, when he resigned from the board. Mr. Morton served as an advisor to Fortress International Group, Inc.’s board through the first quarter of 2012. He has been a Director of the Company since August 2008, of Barry-Wehmiller Companies, Inc. since July 2007, and Dynamac International Inc., from the late 1980s until it was sold in early 2010. Mr. Morton served as a director of Broadwing Corporation from April 2006 to January 2007. He served as President of Premier Banking for Bank of America Corp. from August 2004 to September 2005. From 1997 to 2001, Mr. Morton served as President of the Mid-Atlantic Region, Bank of America. He was President of the Private Client Group of NationsBank from 1996 to 1997. From 1994 to 1996, he served as Chairman, Chief Executive Officer and President of The Boatmen’s National Bank of St. Louis, and as Chief Executive Officer of Farm and Home Financial Corporation from 1992 to 1993. In 1990 and 1991, Mr. Morton served as Perpetual Financial Corporation’s Chairman, Chief Executive Officer and President. He served in the U.S. Navy as a lieutenant aboard the nuclear submarine U.S.S. George Washington Carver. He serves as Chairman of the Maryland Stadium Authority, as Commissioner of the Maryland State Lottery and Gaming Control Commission, and director of the U.S. Naval Academy Foundation Athletic and Scholarship Programs.

Daniel P. Nolan, Nominee for Director
Mr. Nolan is a new director nominee. He currently serves as President and CEO of Hugh Johnson Advisors, LLC, a registered investment advisor located in Albany, New York. Mr. Nolan is also a principal in NPV Capital LLC, a private equity and real estate investment firm that he formed in July 2007. Prior to holding these positions he was a partner in Ayco Company, L.P., a wholly owned subsidiary of Goldman Sachs. During his twenty-eight year career, from August 1978 through April 2007, at Ayco, Mr. Nolan provided tax, investment and financial planning advice to Ayco’s highest net worth clients. He served as a Regional Vice President of two of Ayco’s regional offices and held a variety of management positions, serving on both the Senior Management Committee and the Strategic Planning Committee. Mr. Nolan founded and led the firm’s Special Investment Group, creating venture capital, private equity and hedge fund opportunities for the firm’s clients. In July 2003, Ayco was sold to The Goldman Sachs Group and Mr. Nolan led the effort to integrate Ayco into Goldman’s Private Wealth Management practice. He previously served on the board of Capital Bank & Trust, a community bank headquartered in Albany, New York. Mr. Nolan is a trustee of Albany Law School as well as The College of St. Rose. Mr. Nolan is a member of the board of directors of NSC de Puerto Rico, Inc., H2Pump, LLC, the Center for Disability Services Endowment and a member of the College Affairs Committee of the Albany Medical Center Board of Directors. Mr. Nolan’s proven business acumen, as demonstrated by his success in founding and leading several companies, will be a valuable resource as the Company continues to build on its current strategy. He has significant leadership, operational and investment management and financial expertise. Further, Mr. Nolan offers the Board of Directors a unique perspective into a number of important areas including strategic planning and wealth management. We believe that Mr. Nolan’s extensive experience qualifies him as an excellent nominee to serve on the Board of Directors at Boston Private Financial Holdings, Inc.

Brian G. Shapiro, Nominee for Director
Mr. Shapiro is a new nominee for membership on the Company’s Board of Directors. He is a CPA and serves as the Managing Partner of The Shapiro Group, a Los Angeles based boutique CPA firm that he founded. The firm specializes in strategic planning for taxes, investments and business decisions of high net worth individuals, pass-thru entities and corporations. Prior to forming The Shapiro Group in 1983, Mr. Shapiro served as Tax Manager for Arthur Young & Company, where he was designated a national firm specialist for securities transactions and investment planning. Mr. Shapiro is active in community and philanthropic organizations in the Los Angeles community and organizations connected with the University of Wisconsin-Madison. He is a past president of the University of Wisconsin Alumni Club of Los Angeles, an emeritus member of the Dean’s Advisory Board of The Wisconsin School of Business and a member of the University of Wisconsin Bascom Hill Society. He is also an active member of the Water Buffalo Club, a Los Angeles charity support group, and the Big Ten Club of Southern California. Mr. Shapiro served as the Chairman of the Board of First Private Bank & Trust from April 2008 until its merger into Boston Private Bank & Trust Company in 2011. He currently serves as a director of Boston Private Bank & Trust Company where he also serves on the Loan Committee and chairs the Risk Management Committee. Mr. Shapiro’s expertise in finance, investment and accounting have made him a vital asset in the continued growth of the Bank. Through his experience as a director at Boston Private Bank & Trust Company, he will provide the Board of Directors additional insight into the Bank’s operations and business. Additionally, his experience as the chair of the Bank’s Risk Management Committee will further strengthen the depth of risk assessment knowledge on the current Board of Directors. We believe Mr. Shapiro’s extensive experience and financial expertise qualify him to serve on the Board of Directors.

William J. Shea, Nominee for Director
Mr. Shea is the Chairman of Caliber ID, Inc. (formerly Lucid, Inc.) a manufacturer of in-vivo and ex-vivo cellular imaging equipment, based in Rochester, New York. He was a managing partner of DLB Capital, LLC, a start-up private equity company located in Wilton, Connecticut until December 2007. He served as Executive Chairman of Royal & Sun Alliance USA, Inc. from 2005 to 2006. Mr. Shea served as President and Chief Executive Officer of Conseco, Inc. from 2001 to 2004, where he successfully managed that firm’s restructuring process. Prior to joining Conseco, Mr. Shea served as Chairman of the Board for Centennial Technologies, a public manufacturing company. Mr. Shea also served as Vice Chairman and Chief Financial Officer of BankBoston, Inc. prior to its acquisition by Fleet Financial Group in 1999, where he had responsibility for all financial aspects of the corporation, investor relations, risk management, capital markets and private banking, among other areas. He began his career in the financial services area with Coopers & Lybrand (now PwC), where he spent twenty years, and rose to serve as Vice Chairman and Firm Council Member. He serves as Chairman of the Board of World Gold Trust Services, Inc. (WGTS) which has as its main business the second largest ETF in the world (approximately $35 billion in market capitalization holding physical gold) trading under the symbol GLD on the NYSE Arca Exchange. Mr. Shea formerly served on the Board of the Executive Committee for the Boston Stock Exchange and NASDAQ OMX BX, and the Boards of Trustees for Children’s Hospital Boston and Northeastern University. Mr. Shea has served as the Chairman of the Board of DeMoulas Supermarkets since 1999 and serves on the Board of AIG SunAmerica. Mr. Shea is also on the Board of Directors of Boston Private Bank & Trust Company, where he is chair of the bank’s Audit Committee. Mr. Shea’s experience as a chief executive officer of a public insurance company and as a chief financial officer of a bank, as well as his work on various public company boards, allows Mr. Shea to bring relevant and extensive business, management, banking, financial, accounting and operational experience to the Board.

Stephen M. Waters, Nominee for Director
Mr. Waters is Chairman of the Board of the Company, and is Managing Partner of Compass Advisers Group and its advisory and investment subsidiaries, which he founded in 1996. Prior to this, Mr. Waters spent over twenty years advising corporate and financial entities both in the U.S. and internationally. Mr. Waters served from 1992 to 1996 as Co-Chief Executive Officer of Morgan Stanley Europe and was a member of Morgan Stanley’s worldwide 12-person Operating Committee. Mr. Waters joined Morgan Stanley as a Managing Director in the Mergers and Acquisitions Department in June 1988 and was Co-Director of that department from January 1990 to early 1992. Mr. Waters was Co-Director of the Mergers and Acquisition Department at Shearson Lehman Brothers from 1985 to 1988. He serves on the Board of Directors of Valero Energy Corporation where he sits on the audit and compensation committees. Mr. Waters brings over thirty-five years of specific and relevant financial services experience to the Board, along with a deep understanding and practical knowledge of the investment management business. Mr. Waters’ background as a chief executive officer and director, as well as his extensive experience in investment management, economics and mergers and acquisitions makes him an excellent candidate for the Board.

CORPORATE GOVERNANCE
The business of the Company is managed under the direction of the Company’s Board of Directors (the “Board of Directors”) in accordance with the Massachusetts General Laws and the Company’s Restated Articles of Organization and by-laws. The Board of Directors provides oversight of the Company’s activities for the benefit of its shareholders and other constituencies, which includes the Company’s regulators, affiliated companies, employees, customers, suppliers, creditors and the communities in which the Company and its affiliates conduct business. The Board of Directors has a particular focus on corporate governance, developing the strategic direction of the Company, and seeking to ensure the success of the Company’s business through the appointment and retention of qualified executive management. The Board of Directors is committed to strong corporate governance practices and is responsible for ensuring that the Company’s business is conducted in a responsible manner with integrity and high ethical standards.

Board Leadership Structure
In accordance with the Company’s by-laws, the Board of Directors elects the Chairman of the Board and appoints the President, who also serves as Chief Executive Officer (“CEO”). The Board of Directors has adopted a policy that provides for the separation of the roles of Chairman and Chief Executive Officer.
The Compensation and Governance Committee has established a Statement of Roles and Responsibilities (“Statement”) for the non-executive Chairman of the Board of Directors. The Statement provides that the position of non-executive Chairman may only be held by a member of the Board of Directors who has been determined to be “independent” under the NASDAQ listing standards (the “NASDAQ Rules”). The non-executive Chairman is elected by the Company’s Board of Directors annually and may be removed at any time with or without cause. The non-executive Chairman of the Board of Directors is responsible for the management, development and effective functioning of the Board of Directors and provides leadership in every aspect of the Board’s oversight of the Company. The non-executive Chairman of the Board of Directors acts in an advisory capacity to the Chief Executive Officer and President of the Company, and to other executive officers in matters concerning the interests of the organization and the Board, as well as serving as the liaison between management and the Board of Directors. The duties of the Chairman of the Board include the following:

•	setting agendas for the Board meetings in consultation with the Chief Executive Officer;

•	chairing Board meetings and ensuring that Board functions are carried out effectively;

•	establishing and chairing executive sessions of independent directors and providing feedback to the Chief Executive Officer, as appropriate;

•	serving as liaison for chairs of affiliated company boards;

•	facilitating the Board’s efforts to create and maintain practices that respond to feedback from shareholders and other stakeholders;

•	representing the Board at meetings with major shareholders and other stakeholder groups on governance related matters, as may be requested from time to time;

•	providing advice to the Chief Executive Officer on strategic and or material issues;

•	facilitating effective communication between Directors and management, both inside and outside of meetings of the Board;

•	working with the Chief Executive Officer to ensure management strategies, plans and performance are appropriately risk assessed and represented to the Board;

•	advising management in the planning of the strategy meeting; and

•	performing such other duties as the Board may from time to time delegate.

The Compensation and Governance Committee conducts a review of the role and responsibilities of the non-executive Chairman on a periodic basis, and this review is then presented to the full Board of Directors.
Risk Oversight
The Board of Directors plays an important role in the risk oversight of the Company and is involved in risk oversight through direct decision-making authority with respect to significant matters, including the development of limits and specific risk tolerances, and the oversight of management by the Board of Directors and its committees. The Board of Directors and its committees also are each directly responsible for considering risks and the oversight of risks relating to decisions that each committee is responsible for making. In light of the Company’s overall business and market, the extensive regulatory schemes under which the Company and all of its affiliates operate, and the complexities of the Company’s operations as a whole, the Board has established a Risk Management Committee which is tasked with specific responsibility for direct oversight of all of the risks inherent in the Company’s business, along with management of the enterprise-wide risk management program. The Risk Management Committee consults with each of the other committees of the Board of Directors for an analysis of their areas of risk, as well as with management and outside experts, and provides regular, detailed reporting and recommendations on risk-related actions to the full Board. The Risk Management Committee also monitors the risk management function and conducts risk assessments for all of the Company’s subsidiaries, participates directly in the risk management committee meetings of Boston Private Bank & Trust Company, which is the Company’s largest subsidiary, adopts and directs the implementation of risk management policies that relate to both the Company and its subsidiaries, and analyzes reporting regarding the same.
In addition to the Risk Management Committee, the Board of Directors administers its risk oversight function through (1) the review and discussion of regular, periodic reports to the Board of Directors and its committees on topics relating to the risks that the Company faces, including, among others, credit risk, market risk, interest rate risk, regulatory risk and various other matters relating to the Company’s business; (2) the required approval by the Board of Directors (or a committee thereof) of significant transactions and other decisions, including, among others, final budgets, material uses of capital, strategic direction, and executive management hiring and promotions; (3) the direct oversight of specific areas of the Company’s business by the Risk Management Committee, the Audit and Finance Committee, the Wealth Management Committee, and the Compensation and Governance Committee; and (4) regular periodic reports from the Company’s internal and external auditors and other third party consultants regarding various areas of potential risk, including, among others, those relating to the Company’s internal controls and financial reporting. The Board of Directors also relies on management to bring significant matters impacting the Company and its subsidiaries to the Board of Director’s attention.
Risk Review and Analysis
The Company’s Chief Risk Officer and Director of Human Capital Resources discuss, evaluate and review the Company’s compensation programs annually as part of the Company’s management risk review process. The findings of this review are presented to the Compensation and Governance Committee annually for further evaluation and discussion with particular focus on the following key areas: (1) the compensation plans of the persons identified as named executive officers (“NEOs”) in this Proxy Statement to ensure that such plans do not encourage the NEOs to take unnecessary or excessive risks that threaten the value of the Company; (2) employee compensation plans in light of the risks posed to the Company by such plans and how to limit these risks; and (3) employee compensation plans to ensure these plans do not encourage the manipulation of reported earnings to enhance compensation. NEO Compensation Plans are described in detail in “Compensation Discussion and Analysis.”
The Compensation and Governance Committee’s review focuses on incentive compensation plans as opposed to base salary plans or standard benefit arrangements, as the Company believes that incentive compensation arrangements have the greatest potential to encourage inappropriate risk-taking, and/or encourage the manipulation of earnings to enhance compensation. The Company also believes that its base salary and benefit arrangements are generally reasonable and appropriate, considering the Company’s compensation philosophy and industry and regional differences.
The Compensation and Governance Committee evaluated each plan using the following risk categories: acceptable to low risk, moderate level of risk, and significant risk/potential for material adverse impact. The majority of the Company’s incentive compensation plans were rated in the “acceptable to low risk category.” Any “moderate level of risk” concern areas were considered immaterial and the Company believes appropriate mitigants are in place to minimize the risk for permitting unnecessary and inappropriate risk-taking or encouraging the manipulation of earnings to enhance compensation. Such mitigants include the addition of mechanisms to claw-back compensation, enhanced governance processes for compensation reviews and the on-going monitoring of employee compensation that may trigger automatic individual or plan reviews.
The Compensation and Governance Committee believes that the balance of base compensation, variable annual incentive bonuses determined based on Company and individual performance, and long-term equity incentive compensation is weighted such that excessive or unnecessary risk taking will not be encouraged by the variable elements of compensation. Further, the Compensation and Governance Committee believes that the long-term equity components of compensation encourage the Company’s executives to focus on elements of the Company’s performance to influence long-term value creation and share price appreciation.

Committees of the Board and Related Matters
The Board of Directors currently has four standing Committees: the Audit and Finance Committee, Compensation and Governance Committee, Risk Management Committee, and Wealth Management Committee. Each committee was comprised solely of members of the Board of Directors who have been determined to meet the definition of “independent” in accordance with the NASDAQ Rules. All of the committees have adopted charters that provide a statement of the respective committee’s roles and responsibilities. Current charters for those committees that are mandated under the NASDAQ Rules are available in the Investor Relations/Corporate Governance section of the Company’s website at www.bostonprivate.com.

The following table sets forth membership on the committees and the number of meetings held during 2013.

Name	Audit and Finance	Compensation and Governance (1)	Risk Management	Wealth Management Committee(3)
Herbert S. Alexander	•		•
Eugene S. Colangelo		•
Lynn Thompson Hoffman		Chair		•
Deborah F. Kuenstner		•	•	Chair
John Morton III	•		Chair	•
William J. Shea	Chair	•
Allen L. Sinai	•		•
Stephen M. Waters		•
Number of Committee Meetings Held in 2013	11	7(2)	9	4

(1)
In July 2013, the Board elected to combine the Compensation and Governance Committees. The Compensation Committee held five meetings and the Governance Committee held eight meetings prior to this change.

(2)	This represents the total number of meetings held following the combination of the Compensation and Governance Committees.

(3)
The Wealth Management Committee is a joint committee with Boston Private Bank & Trust Company. As such, two Boston Private Bank & Trust Company directors, John Clymer and James Schmidt, are also members of this committee.

Attendance at Board and Committee Meetings, Annual Meeting

The Board of Directors held nine meetings of the full Board during 2013. Each incumbent Director attended at least 75% of the aggregate number of meetings of the full Board of Directors and relevant committees. The Company does not have a policy of requiring Directors to attend the annual meeting of shareholders. The Company does, however, typically schedule a meeting of its Board of Directors the day before or close to the annual meeting of shareholders to facilitate each Director’s attendance at the annual meeting of shareholders. Of the nine members then on the Board, eight attended the Company’s 2013 annual meeting.

Executive Sessions without Management

To promote open discussion among the non-management Directors, the Board of Directors schedules regular executive sessions in which the non-management Directors meet without management’s participation. Such sessions are scheduled to occur at every regularly scheduled Board and committee meeting. The Chairman of the Board is the presiding Director at such executive sessions.

Audit and Finance Committee

Each member of the Audit and Finance Committee is an “audit committee financial expert” as defined in SEC regulations and is independent as defined under the NASDAQ Rules. Pursuant to the Audit and Finance Committee’s charter, the Audit and Finance Committee assists the Board in its oversight of (1) the process of reporting the Company’s financial statements; (2) the system of internal controls as it relates to financial reporting; (3) the audit process; (4) the Company’s process for monitoring compliance with laws and regulations and code of conduct; (5) review and approval of the Company’s declaration of dividends; and (6) the qualifications, independence and performance of the Company’s independent registered public accounting firm in accordance with SEC regulations. The Audit and Finance Committee is solely responsible for retaining the Company’s independent registered public accounting firm. The Audit and Finance Committee also conducts analysis and makes recommendations to the Board and management regarding the Company’s financial planning, capital structure, capital raising, proposed acquisitions, mergers and divestitures, overall strategic planning, and financial performance, where relevant.

Risk Management Committee

The Risk Management Committee’s responsibilities are described above under “Risk Oversight.”

Wealth Management Committee

The Wealth Management Committee provides strategic direction and oversight on behalf of both the Board of Directors and the board of directors of Boston Private Bank & Trust Company (jointly the “Boards”) regarding the Company’s wealth management businesses, both in the registered investment advisory affiliates and in Boston Private Bank & Trust Company’s Wealth Management and Trust division. The Committee assists the Boards in analyzing the optimal means of enhancing the Company’s performance and expanding its acquisition and retention of private clients through these businesses. The Committee also offers oversight and guidance to management relating to capital allocations and with respect to leveraging synergies within the wealth management business.

Compensation and Governance Committee

The Compensation and Governance Committee makes recommendations to the Board of Directors, where necessary, on certain matters including, but not limited to, changes to compensation plans and the adoption of new plans, changes to the Chief Executive Officer’s compensation and changes to Board compensation programs of the Company. The Compensation and Governance Committee has been delegated the authority by the Board of Directors to approve compensation matters for all executive officers. Compensation decisions relating to the Chief Executive Officer are reviewed by the Board. For additional information on the Compensation and Governance Committee’s process for the consideration and determination of the executive officer and director compensation, please see “Compensation Discussion and Analysis.”

The Compensation and Governance Committee periodically reviews the arrangements for the overall governance of the Company by the Board of Directors and its committees and, among other things, assists the Board of Directors by evaluating the performance of the Board and its committees, identifies individuals qualified to become members of the Board, recommends the slate of candidates to be nominated for election to the Board of Directors and on the boards at the Company’s subsidiaries where such membership is not otherwise mandated by contract, recommends the members and the chairs of the committees of the Board, adopts and implements governance practices and policies applicable to both the Company and its subsidiaries, and reviews and assesses the charters of all of the committees of the Board.
Consideration of Director Nominees
The Compensation and Governance Committee is responsible for identifying, assessing and recommending the slate of candidates to be nominated for election to the Board of Directors. The Compensation and Governance Committee uses a variety of methods for identifying and evaluating nominees for Director, and assesses the mix of skills and the performance of the Board as a whole on an annual basis. In the course of establishing the slate of nominees for Director each year, the Compensation and Governance Committee will consider whether any vacancies on the Board are expected due to retirement or otherwise, the skills represented by retiring and continuing Directors, and additional skills highlighted during the annual Board self-assessment process that could improve the overall quality and ability of the Board to carry out its function. In the event that vacancies are anticipated or arise, the Compensation and Governance Committee considers various potential candidates for Director. Candidates may come to the attention of the Compensation and Governance Committee through the business and other networks of the existing members of the Board or from management. The Compensation and Governance Committee may also solicit recommendations for Director nominees from independent search firms or any other source it deems appropriate, and has most recently sourced non-incumbent candidates through the retention of such independent search firms and through the boards of its affiliates. When an incumbent Director is up for re-election, the Compensation and Governance Committee reviews the performance, skills and characteristics of such incumbent Director before making a determination to recommend that the full Board nominate him or her for re-election.
The Compensation and Governance Committee requires all nominees and candidates to possess the highest personal and professional ethics, integrity and values; to be committed to representing the long-term interests of our shareholders; to be able to devote the appropriate amount of time to be consistently informed about the Company’s business and strategy, with a balanced perspective, strong business and financial acumen; and the ability to approach all decision making with a high level of confidence and independence. In addition to reviewing a candidate’s background and accomplishments, candidates are reviewed in the context of the current composition of the Board of Directors and the evolving needs of the Company.
Pursuant to guidelines established by the Board, the CEO will always be a member of the Board, and all other members of the Board must be “independent” under the NASDAQ Rules. On an annual basis, the Compensation and Governance Committee reviews the “independent” status of each member of the Board to determine whether any relationship is inconsistent with a determination that the Director was independent. The most recent review was undertaken in January of 2014 and, as a result, the Board, after review and recommendation by the Compensation and Governance Committee, determined that each of the Company’s non-executive directors (Ms. Kuenstner, Mrs. Hoffman, and Messrs. Alexander, Colangelo, Morton, Shea, Sinai, and Waters) meets the qualifications for independence in accordance with the NASDAQ Rules.
Directors of the Company are nominated in accordance with the Company’s by-laws, which provide that Directors may be nominated (1) by a majority of the Board of Directors, or (2) by any holder of record of any shares of the capital stock of the Company entitled to vote at the annual meeting of shareholders. While the Compensation and Governance Committee does not have a formal policy regarding the consideration of any Director candidates recommended by shareholders, candidates recommended by a shareholder are evaluated on the same basis as candidates recommended from other sources. A shareholder wishing to nominate a Director separately from the slate of Directors nominated by the Company for the 2015 annual meeting should follow the procedures described in this Proxy Statement under the heading “Submission of Shareholder Proposals for 2015 Annual Meeting.” Any shareholder who seeks to make such a nomination for the 2015 annual meeting must be present in person at such annual meeting.
In light of the Board’s commitment to the highest quality corporate governance and the changing environment facing the financial services industry, the Compensation and Governance Committee, at the request of the Board, analyzed opportunities to improve the effectiveness and efficiency of the Board structure. This included an analysis of both the composition and size of the Board as a whole, as well as the board of directors of Boston Private Bank & Trust Company, the Company’s largest affiliate. As a result of this review, the Compensation and Governance Committee made several recommendations regarding Board and committee structure at the Company. In addition, the Compensation and Governance Committee has recommended the consolidation of the Boston Private Bank & Trust Company Board with the Company’s Board of Directors. This process is anticipated to be completed during the second quarter of 2014.
Code of Business Conduct and Ethics
The Company has adopted a Code of Business Conduct and Ethics which applies to all of the Company’s and its subsidiaries’ employees, officers, and directors. In addition, the Company maintains procedures for the confidential, anonymous submission of any complaints or concerns about the Company, including complaints regarding accounting, internal accounting controls or auditing matters. Shareholders may access the Code of Business Conduct and Ethics in the Investor Relations/Corporate Information/Corporate Governance section of the Company’s website at www.bostonprivate.com.
Shareholders’ Communications with the Board of Directors
Shareholders wishing to communicate with the Company’s Board of Directors should address their communications to the Company’s investor relations department by email at investor-relations@bostonprivate.com, by phone at 888-666-1363 or by mail sent to the Company’s main address at Ten Post Office Square, Boston, Massachusetts 02109, Attention: Investor Relations. The mailing envelope should contain a clear notation indicating that the enclosed letter is a “Shareholder-Board Communication” or “Shareholder-Director Communication.” All such letters should clearly state whether the intended recipients are all members of the Board or certain specified individual Directors. All communications will be reviewed by the

Company’s investor relations department, which will determine whether the communication will be relayed to the Board or the Director. Except for resumes, sales and marketing communications or notices regarding seminars or conferences, summaries of all shareholder communications will be provided to the Board.

INFORMATION REGARDING EXECUTIVE OFFICERS
The following table lists the name, age and position of each executive officer of the Company.

Name	Age	Position
Margaret W. Chambers	54	Executive Vice President, General Counsel and Corporate Secretary
Clayton G. Deutsch	58	Chief Executive Officer and President of the Company
Martha T. Higgins	50	Executive Vice President and Director of Human Capital Resources
David J. Kaye	49	Executive Vice President, Chief Financial Officer and Treasurer
W. Timothy MacDonald	55	Executive Vice President and Chief Risk Officer at the Company and Boston Private Bank & Trust Company.
Mark D. Thompson	57	Chief Executive Officer and President and Director of Boston Private Bank & Trust Company.
Pursuant to the by-laws of the Company, the President, Treasurer and Secretary of the Company hold office until the first meeting of the Directors following the next annual meeting of shareholders, or any special meeting held in lieu thereof. Other officers shall hold office for the same term described above, unless a shorter term is specified in the vote electing or appointing them.

Margaret W. Chambers. Ms. Chambers is Executive Vice President, General Counsel and Corporate Secretary for the Company. She has over 25 years of experience in the legal arena focusing on financial services matters. She is responsible for overseeing the Company’s operations from a legal perspective including merger and acquisition activities, divestitures, regulatory examinations, corporate governance, board materials and relations, regulatory filings, real estate, risk management and compliance, employment and insurance matters. She also works as part of the executive management team on strategic planning and related matters. Prior to joining the Company in 2002, Ms. Chambers served as Executive Vice President and General Counsel for Funds Distributor, Inc., a Boston Institutional Group company. Before joining Funds Distributor, she served as Vice President and Assistant General Counsel at the investment management firm of Loomis, Sayles & Company, L.P. Prior to her position with Loomis, she was an associate with the law firm of Ropes & Gray focusing on securities regulatory matters, including investment company, investment advisory, broker-dealer, and securities offering matters. Ms. Chambers served on the Board of Davidson Trust Company until its sale in May 2012. She currently serves on the Board of Directors of KLS Professional Advisors Group, LLC, and is the secretary of Boston Private Bank & Trust Company, both of which are affiliates of the Company. Ms. Chambers is a member of the Company’s Leadership Team.
Martha T. Higgins. Ms. Higgins joined the Company in 2008 as Executive Vice President and Director of Human Capital Resources. She is responsible for enterprise-wide human capital initiatives and serves as an advisor to senior management and to the Company’s affiliate partners on human capital strategy, workforce planning and overall workforce effectiveness. In addition, she supports the Company’s Board Compensation and Governance Committee and is a member of the Company’s Leadership Team. Prior to joining the Company, Ms. Higgins was a Senior Consultant at W.T. Haigh & Company, an executive compensation and human resources consulting firm in Cambridge, Massachusetts, which serves as independent advisor to the Company’s Compensation and Governance Committee. She has over 20 years of experience working in the financial services industry. Ms. Higgins started her career at The Boston Company and also worked for Fidelity Investments as a Senior Compensation Consultant.
David J. Kaye. Mr. Kaye joined the Company in 2007 as Executive Vice President and Chief Financial Officer. Before joining the Company, Mr. Kaye served as Senior Vice President and Chief Financial Officer for Columbia Management, Bank of America’s asset management organization. He led a team of finance professionals with responsibility for all financial reporting for the organization and served as a strategic advisor to the group’s President. Prior to that position, Mr. Kaye was the Chief Financial Officer of Bank of America’s Private Bank. Previously, Mr. Kaye was the Vice President and Controller for Goldman Sachs Asset Management, heading a team that performed all financial reporting functions for the division. Earlier in his career, he held several finance positions at Lehman Brothers, and was a consultant with Coopers & Lybrand Consulting. He is a Certified Management Accountant (CMA). Mr. Kaye served on the Board of Davidson Trust Company until its sale in May 2012. He is a member of the Company’s Leadership Team that is responsible for developing the Company’s strategy and serves on the Board of Directors of Bingham, Osborn & Scarborough, LLC, and Anchor Capital Advisors, LLC, both of which are affiliates of the Company.
W. T. MacDonald. Mr. MacDonald joined the Company in 2009 as Senior Vice President, Deputy Chief Risk Officer and has served as a key member of the Company’s Enterprise Risk Management Group. In March 2011 he was appointed Senior Vice President and Chief Risk Officer of Boston Private Bank & Trust Company. In January 2013, Mr. MacDonald was elected Executive Vice President and Chief Risk Officer of the Company and he is a member of the Company’s Leadership Team. He continues to serve as Chief Risk Officer of Boston Private Bank & Trust Company. As Chief Risk Officer, he assumes the Chair of the Risk Management Oversight Committee at the Bank and serves as a member of the bank’s key governing committees, including its Policy Group. He previously held key positions at GE Capital, where he was responsible for overseeing various initiatives as Vice President of Risk Monitoring and Controllership. Mr. MacDonald has also worked with KPMG, the Federal Reserve Bank of Boston and Shawmut Bank. He is a Chartered Financial Analyst charterholder and an active member of PRMIA (Professional Risk Managers’ International Association) where he volunteers as a member of the Steering Committee for the Boston Chapter.
Mark D. Thompson. Mr. Thompson is the chief executive officer and president of Boston Private Bank & Trust Company and is also on the Bank’s board of directors. He has been a member of the Company’s Leadership Team since September 2010. In his role, Mr. Thompson is responsible for the overall performance of Boston Private Bank & Trust Company. He joined Boston Private Bank & Trust Company in 1994 and served as Executive Vice President and Treasurer from 1994-2001, President from 2001-2003 and Chief Executive Officer from 2003 to the present. Prior to joining Boston Private Bank & Trust Company, Mr. Thompson was an Executive Vice President and founding officer of Wainwright Bank & Trust Company and was Vice President - Private Banking at Boston Safe Deposit & Trust Company.
For biographical information regarding Clayton G. Deutsch see “Information Regarding Directors.”
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires that the Company’s officers and directors and persons who own beneficially more than 10% of the Company’s outstanding shares of common stock file reports of ownership and changes in ownership with the SEC. Based solely upon a review of the reports and amendments thereto filed with the SEC under Section 16(a), copies of which are required to be furnished to the Company under SEC regulations, during and with respect to fiscal year 2013, no officer, director or person who owns beneficially more than 10% of the Company’s outstanding shares of common stock failed to file such reports on a timely basis, except that Martha Higgins and John Morton III inadvertently failed to timely file a report with respect to one transaction each.

PRINCIPAL SHAREHOLDERS
The following table sets forth the beneficial ownership of the Company’s common stock as of March 3, 2014 with respect to (1) each Director and nominee for director; (2) each of the Company’s executive officers of the Company identified in this Proxy Statement; and (3) all Directors and executive officers of the Company as a group.

Name	Common Stock(2)		Exercisable Options	Percentage of Outstanding Stock
Current Directors and Nominees*(1)
Herbert S. Alexander	124,183		29,566	**
Eugene S. Colangelo	153,306	(3)	29,566	**
Lynn Thompson Hoffman	105,394		15,544	**
Deborah F. Kuenstner	95,465		10,653	**
John Morton III	47,597		7,410	**
Daniel P. Nolan	—		—	**
Brian G. Shapiro	74,241		—	**
William J. Shea	199,641		15,544	**
Allen L. Sinai	59,904		15,544	**
Stephen M. Waters	50,350		15,544	**
Named Executive Officers*(4)
Margaret W. Chambers	137,198		47,100	**
Clayton G. Deutsch	904,003		—	1.13%
Martha T. Higgins	70,532		14,740	**
David J. Kaye	104,619		27,740	**
W. Timothy MacDonald	39,345		14,759	**
Mark D. Thompson	464,599		81,790	**
All Current Directors, Nominees and Executive Officers as a Group (16 Persons)(5)	2,630,377		325,500	3.70%

*	Unless otherwise indicated, the address is c/o Boston Private Financial Holdings, Inc., Ten Post Office Square, Boston, MA 02109.

**	Represents less than 1%

(1)	Percentages held by executive officers and Directors individually and as a group are calculated on the basis of 79,980,178 shares of common stock outstanding as of March 3, 2014.

(2)
Beneficial share ownership is determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Accordingly, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote such security or the power to dispose of such security. The amounts set forth above as beneficially owned include shares owned, if any, by spouses and relatives living in the same home as to which beneficial ownership may be disclaimed.

(3)	Includes 20,736 shares owned by two of Mr. Colangelo’s children. Mr. Colangelo disclaims any beneficial ownership of such shares.

(4)	Performance shares are not included as executive officers have no beneficial interest in such shares until established performance criteria are met. Please see “Compensation Discussion and Analysis.”

(5)	Includes shares held by all of the Company’s current executive officers and Directors.

The following table lists certain persons known by the Company to own beneficially more than five percent of the Company’s outstanding shares of common stock as of February 24, 2014.

Name and Business Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Stock
BlackRock, Inc., 40 East 52nd Street, New York, NY 10022	7,738,226(1)	9.70%
FMR, LLC, 245 Summer Street, Boston, MA 02210	5,787,455(2)	7.25%
The Vanguard Group, 100 Vanguard Blvd., Malvern, PA 19355	4,664,388(3)	5.84%

(1)	Based on a report filed with the Securities and Exchange Commission as of January 21, 2014, and reflecting a December 31, 2013, position.

(2)	Based on a report filed with the Securities and Exchange Commission as of February 14, 2014, and reflecting a December 31, 2013, position.

(3)	Based on a report filed with the Securities and Exchange Commission as of February 11, 2014, and reflecting a December 31, 2013, position.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

This Compensation Discussion and Analysis (“CD&A”) describes the Company’s executive compensation program, including 2013 total compensation for the Company’s Named Executive Officers (“NEOs”), and describes how the Compensation and Governance Committee of the Company’s Board of Directors (the “Committee”) determined 2013 compensation for the Company’s NEOs, listed below:

•	Clayton G. Deutsch, Chief Executive Officer and President

•	David J. Kaye, Executive Vice President and Chief Financial Officer

•	Mark D. Thompson, Chief Executive Officer and President, Boston Private Bank & Trust Company

•	Margaret W. Chambers, Executive Vice President and General Counsel

•	Timothy W. MacDonald, Executive Vice President and Chief Risk Officer

All compensation actions taken in 2013 and recommended for 2014 reflect the Company’s commitment to shareholder-aligned governance and compensation arrangements. The executive compensation program and related actions are intended to reward sustained, long-term performance and returns for shareholders consistent with the Company’s overall risk profile and disciplined growth strategy.

What the Company’s Executive Compensation Program Promotes

✓
Pay for performance. A significant percentage (73% for the CEO and President, and 60% for other NEOs) of annual target direct compensation (base salary plus short-term incentives (“STI”) plus long-term incentives (“LTI”)) is variable, performance-based pay connected directly to the performance of the Company.

✓
Conservative base salaries, limited executive benefits. The Company has kept executive base salaries flat for the past three years, continuing its philosophy to de-emphasize fixed base salaries in favor of market-based total compensation with the majority of executive compensation driven by performance outcomes. Aside from an annual flexible executive benefits account ranging in value by NEO from $15,000 to $65,000, the Company does not currently offer other executive benefits.

✓
A balanced performance orientation and “stretch goals.” The Company uses a “balanced scorecard” for short-term incentives to align its executive performance with the Company’s strategic and operational priorities to position the Company for growth and sustained profitability. The Company weights compensation toward rewards that are contingent upon achieving the Company’s most important performance objectives, with priority focus on Return on Average Common Equity (“ROACE”) and GAAP Net Income as the primary metrics for the scorecard.

In 2013, 50% of the scorecard was directly tied to Return on Common Equity (“ROCE”) and Net Income, our “primary” metrics. The remaining 50% of the scorecard was tied to “secondary metrics” including revenue growth, AUM net flows, capital adequacy and balance sheet growth. The balanced scorecard metrics are determined on an annual basis and include targets with a considerable degree of stretch in order to position the Company as a top quartile performer against its peer group (identified below) and the broader banking industry. For example, in 2013 the Company achieved its ROCE and Net Income scorecard Targets, and ranked in the top quartile on both ROCE and Net Income growth when compared to its peer group.

✓
Equity-based incentives. The Company promotes the use of equity-based incentives, with 60% of long-term incentive value granted each year delivered in performance shares tied to three-year target goals that position the Company in the top quartile against its peer group, and 40% delivered in time-vested restricted stock. The Company continues to exclude stock options from its equity mix for NEOs, and in 2013, the Company replaced stock options with performance shares for all of its employees receiving equity awards to further strengthen the long-term performance orientation of its programs.

✓
Caps/maximum incentive earn-outs on annual incentives and performance share awards. The Company places a limit on the total amount of incentives that can be earned each year by its executives. This limit (along with the balanced scorecard framework noted above) ensures that executives are rewarded within the Company’s risk/reward profile to take appropriate but not excessive risk. The following chart illustrates the short term incentive and long term incentive actual performance payouts (percent of target awards) relative to the maximum payouts that could be earned based on limits defined in the executive compensation plan.

✓
Strong pay for performance correlation. The Company delivers market-competitive total compensation in line with industry and peer group performance in order to attract and retain top executive talent. The Company uses an independent, third-party consultant to conduct periodic market total compensation reviews against the peer group in order to ensure a strong pay/performance correlation.

✓
Meaningful equity ownership guidelines. The Company promotes executive stock ownership through ownership guidelines ranging from one to five times base salaries. All executives have attained their guidelines. For example, the CEO and President, after three years with the Company, owns over 1% of the Company’s common stock.

✓	Clawbacks on incentive compensation in the event of a material restatement. Incentive awards are subject to clawback in the event of a material financial restatement.

✓
Double-trigger equity in the event of a change-in-control. Beginning with equity awards granted in May 2011, all equity grant award agreements provide for double-trigger (i.e., change-in-control event and termination of employment) vesting in the event of a change-in control in which equity grants are not assumed, substituted or continued.

✓	Tax deductibility of incentive compensation. The Company considers the tax deductibility of its incentive compensation awards through 162(m) performance-based provisions.

What the Company’s Executive Compensation Program Does Not Promote

✗
Change-in-control agreements. Beginning in 2010, with the hiring of its current CEO and President, the Company stopped offering change-in-control provisions in its agreements with executives. On March 29, 2011, the Company eliminated specific change-in-control benefits for Mr. Thompson when his employment agreement became effective. Remaining (grandfathered) change-in-control agreements all have double-trigger benefit provisions.

✗
Executive perquisites. With the exception of Executive Flexible Benefit Account, and the Long Term Care and Disability Plans at Boston Private Bank & Trust Company, the Company does not offer executive perquisites (e.g., country club memberships, company-owned cars, use of private planes, supplemental retirement plans, etc.) to any of its current NEOs.

✗	Tax gross-ups. The Company does not provide tax gross-ups to its executives.

✗	Dividends on unvested equity awards. Beginning with the shares granted in 2013, the Company does not pay dividends on any unvested equity award until the shares are earned and vested.

✗
Stock option repricings or exchanges of underwater stock options. Like many financial services companies, the Company has a sizable number of underwater stock options that have not been repriced or exchanged. The Company’s equity incentive plan does not permit the repricing or exchange of underwater stock options without shareholder approval.

✗	Insider trading and employee hedging. The Company requires annual acknowledgment of its insider trading and no hedging policies by all of its executives and Board members.

✗
Guaranteed minimum bonuses. If the Company does not achieve any of the scorecard threshold levels, which are on average set at 70% of target, bonuses of the executive team could be reduced to zero. The Company does not offer minimum bonus guarantees to existing or new executives.

Say on Pay and Compensation Program Changes for 2013 and 2014

The Company’s shareholders approved the “say on pay” resolution in 2013 with 91% of the votes cast in favor. The Company believes this affirms shareholder support of its approach to executive compensation and, as a result, minimal changes were made to the executive compensation program in 2013 and 2014. The Company also believes that its executive compensation program is appropriately structured with a strong performance orientation, balanced risk-reward profile and is well aligned with shareholder interests.

2013 Operational and Financial Highlights

The Company continued to increase profitability and deliver higher returns for its shareholders in 2013, reflected in the following metrics:

•	GAAP Net Income increased from $53.3 million in 2012 to $70.5 million in 2013, an increase of 32.3%.

•	GAAP Earnings Per Share (“EPS”) rose from $0.61 in 2012 to $0.68 per share in 2013, an increase of 11.5%.

•	Return on Average Common Equity (“ROACE”) increased from 9.2% in 2012 to 11.7% in 2013, an increase of 27%.

•	Total stock price appreciation in 2013 was 40%, outperforming the S&P 500 index of 30% and slightly below the KBW Regional Bank Index (“KRX”) average of 44%.

•
The Company’s cumulative stock price appreciation from August of 2010 (Mr. Deutsch’s arrival) through December 2013 was 90%, outperforming both the KBW Regional Banking Index gain of 63% and the S&P 500 gain of 68% for the same time period.

BPFH vs Index Relative Performance

210
170
130
90
50
Value (Indexed to 100)
(Date Range: 7/30/2010 - 12/31/2013)
BPFH: 90.9%
KRX: 63.4%
S&P 500: 67.8%
7/30/2010
8/20/2010
9/13/2010
10/04/2010
10/25/2010
11/15/2010
12/07/2010
12/29/2010
1/20/2011
2/10/2011
3/04/2011
3/25/2011
4/15/2011
5/09/2011
5/31/2011
6/21/2011
7/13/2011
8/03/2011
8/24/2011
9/15/2011
10/06/2011
10/27/2011
11/17/2011
12/09/2011
1/03/2012
1/25/2012
2/15/2012
3/08/2012
3/29/2012
4/20/2012
5/11/2012
6/04/2012
6/25/2012
7/17/2012
8/07/2012
8/28/2012
9/19/2012
10/10/2012
11/02/2012
11/26/2012
12/17/2012
1/09/2013
1/31/2013
2/22/2013
3/15/2013
4/08/2013
4/29/2013
5/20/2013
6/11/2013
7/02/2013
7/24/2013
8/14/2013
9/05/2013
9/26/2013
10/17/2013
11/07/2013
11/29/2013
12/20/2013

_______________________________________________________________________________________________
Source: FactSet/IPREO

•	The Company increased its dividend three times in the past year, from a quarterly dividend of $0.01 per share, to $0.05, $0.07, and most recently $0.08 per share, which was paid in February 2014.

•	Total Shareholder Return (“TSR”), stock price appreciation plus dividends increased, as demonstrated below:

Despite a challenging economic environment, the Company continued to demonstrate progress in expense and balance sheet management, and exhibited strong capital ratios and fee-based revenue growth. Some additional financial highlights include:

•	Recurring Fees and Other Income increased by 12% in 2013.

•	Expense savings of $10 million identified in 2012 as part of a Company-wide restructuring program, fully realized in 2013.

•	Non-Performing Assets (“NPA”) as a percentage of Total Assets, as of December 31, 2013, decreased to 0.71% from a fourth quarter level of 1.00% in 2012 and 1.21% in 2011.

•	Tier 1 Common Equity increased in 2013 to 9.9%, versus 8.7% in 2012 and 7.9% in 2011.

•	Net income growth of 32% over 2012 compared to the peer group median of 13% and top quartile of 21%.

•	Assets Under Management/Advisory growth of 19% over 2012, ending 2013 at $24.3 billion.

•	6% year-over-year loan growth and 5% year-over-year deposit growth.

In addition to attaining key financial metrics, the Company made significant headway against strategic milestones including:

•	Completed the sale of its Pacific Northwest Private Banking business to Sterling Financial Corporation, realizing a $10.6 million pretax gain in 2013 and a sizable release of allocated capital.

•	Executed a $50 million capital raise in the form of fixed-for-life perpetual preferred stock.

•	Facilitated the exit of B.P. Holdco, L.P. (an affiliate of The Carlyle Group) from their sizable ownership interest in the Company.

Peer Group and Total Compensation Market Benchmarking

The Committee approved an updated peer group in October 2012 to be used for 2013 compensation and performance comparisons. This peer group, listed below, includes 15 banks which were selected based on similar size in assets and revenues; revenue mix; private banking business orientation; and, as much as possible, markets and geographic locations, a key factor in the Company’s ability to attract and retain key private banking and investment talent.

Selecting a peer group purely on comparable asset size does not meet the Company’s screening criteria in terms of including banks that are located in comparable geographic, metropolitan locations with a private banking (versus retail branch) orientation, and a higher fee-based revenue mix. The following banks were included in the Company’s 2013 peer group:

Brookline Bancorp, Inc.	National Penn Bancshares, Inc.
Bryn Mawr Bank Corporation	PacWest Bancorp
Cullen/Frost Bankers, Inc.	PrivateBancorp, Inc.
Signature Bank	First Republic Bank
CoBiz Financial Inc.	Washington Trust Bancorp, Inc.
City National Corporation	Webster Financial Corporation
Independent Bank Corporation	Wintrust Financial Corporation
MB Financial, Inc.

This peer group was reviewed in February 2014 and the following changes were approved for 2014 peer group comparisons:

1.
Eliminated Cullen/Frost Bankers, Inc., a Texas-centric banking institution that is significantly bigger than the Company, and which has a small wealth management platform (less than 10% of consolidated revenue).

2.	Added Slivercrest Asset Management Group Inc., a publicly traded wealth management firm with assets under management comparable to the Company’s.

3.	Added WSFS Financial Corporation, a Delaware-based banking institution with similar fee-based offerings and revenue mix as the Company.

The peer group is a market frame of reference for compensation and performance comparisons. In addition, W.T. Haigh & Company, the Company’s independent compensation consultant, provides other relevant market reference points such as broader financial services and general industry compensation survey data covering companies of similar size to augment this peer group data, if appropriate.

The last market compensation review was conducted by W.T. Haigh & Company in the fourth quarter of 2013 for the Company’s CEO and other select executive positions. Based on the market comparative data used, the Company’s overall compensation position for executive positions was determined to be competitive with market (mid-market range). Actual compensation versus market may vary year-to-year based on overall Company performance, individual contributions and cost considerations.

Pay Versus Performance Relative to Peer Group

In October 2013, the Company’s independent compensation consultant, W.T. Haigh & Company, conducted a pay for performance analysis for the Committee. This analysis compared the Company’s actual paid compensation for select NEOs in 2012 and performance (TSR for one and three years and Return on Equity (“ROE”) growth year-over-year) to the pay and performance of peer banks for the same period. The conclusion, as indicated in the chart below, was that the Company’s performance ranked in the 65th percentile while compensation ranked in the 50th percentile.

Pay vs. Performance: Actual Total Compensation vs. 2012 Performance

Peer Company Actual Total Compensation for 2012 Performance
High
Mid-Range of Peer Companies
BPFH
Low
Mid-Range of Peer Companies
High
Conclusion:
• Between mid and top quartile performance vs. mid-market pay
BPFH Actual Total Compensation (Average = 50th Percentile)
Peer Company Performance

BPFH Rank	Percentile Rank
1 and 3 Year TSR	44th
ROE	85th
Average	65th

Analysis of 2013 Incentive Compensation Actions and 2014 Base Salary Actions

The Committee met on February 4, 2014 and approved 2013 bonuses for NEOs at 100% of target award levels (106% of target for the CEO and President of Boston Private Bank & Trust Company). Target award levels vary by position and range from 125% of base salary for the CEO and President to between 75% and 100% of base salary for other NEOs. The CEO and President’s bonus was approved by the full Board on February 11, 2014. Bonus actions considered financial results against the “balanced scorecard” for annual incentives, strategic factors and relative performance against the Company’s peer group. The financial performance of Boston Private Bank & Trust Company scored slightly higher than the consolidated Company, which is the basis for the CEO and President of Boston Private Bank & Trust Company earning 106% of his target award versus the rest of the NEOs at 100% of target. All NEOs were considered to be strong team contributors in 2013 warranting a consistent payout as a percent of target award levels across positions, although with a variable range of bonuses awarded given the base salary differences by position. See “Annual Executive Incentive Plan” for further details.

The Committee met on April 16, 2013 and approved equity grant recommendations for NEOs at or close to 100% of target award levels. Target award levels vary by position and range from 150% of base salary for the CEO and President to between 50% and 100% for other positions. The CEO and President’s equity award was approved by the full Board on April 17, 2013. Equity awards were granted 60% in performance shares and must be earned based on future performance (three-year performance period) and 40% in time-based restricted stock with a three-year cliff vesting period. Given the team performance orientation to managing the Company, and the strong performance of individuals on the team, equity awards were allocated in a consistent manner across the NEO positions. 2014 equity awards will not be granted until May of 2014.

As with 2013, NEOs did not receive salary increases for 2014 with one exception: the Chief Risk Officer received a salary increase of 3.6% as a market adjustment and to reflect his expanded job scope and responsibilities.

Compensation Components and Mix of Compensation

The Company’s direct compensation components consist of base salary, performance-based annual cash incentives, performance-based equity incentives and service-based equity incentives. The Company continues to emphasize performance-based, variable pay in its executive compensation programs. For example, annual cash incentives can range from 0% of target awards up to 200% of target awards based on performance that is typically measured over one year within the framework of a three-year performance horizon. Equity incentives consist of a combination of time-based restricted stock (40% of targeted equity compensation award for 2013) and performance-based restricted stock or “performance shares” (60% of targeted equity compensation award for 2013). Performance shares vest only if and to the extent earned based on the achievement of three-year, forward-looking metrics. The Company’s overall executive compensation mix is targeted to approximate one-third base salary and two-thirds annual and equity incentives. The Company intends to continue to evolve this mix towards long-term performance-based equity incentives. The following chart illustrates the mix of fixed (base salary) versus variable (incentives/equity) pay and also performance-based versus service-based pay for the Company’s NEOs as a group:

 Base Salary

The Committee reviews the base salaries of its NEOs each year, with salary increases, if any, taking effect on January 1. Salary increases are generally based on an executive’s performance within specific areas of accountability, external market competitiveness and/or internal budget considerations. There were no base salary increases for NEOs in either 2013 or 2014, except that the Chief Risk Officer received a base salary increase in 2014 due to expanded job scope and market competitive considerations. Base salaries continue to be managed conservatively, given the Company’s philosophy to control fixed base salary costs and leverage the incentive opportunities based on achievement of a balanced set of performance targets tied to the Company’s overall strategic priorities.

Annual Executive Incentive Plan

The Committee established an annual incentive target for each NEO for 2013, stated as a percentage of base salary. Incentive target levels are based on each executive’s role, organization level, impact on annual performance and competitive considerations. Executives can earn from 0% up to 200% of target based on performance against pre-defined metrics. Targets are reviewed annually by the Committee and adjusted as appropriate to consider market competitiveness and desired mix of annual and long-term incentives. In 2013, the Board and Committee established a Balanced Scorecard framework for compensation actions in 2013 that weighted both primary and secondary financial goals important to the Company’s return to profitability and sustainable growth. Details of this performance-based framework, associated financial metrics, the Company’s achievement of these metrics and the Committee’s determination with respect to overall performance are described in the scorecard below.

	2013 Targeted Performance Levels	2013 Actual Performance Levels and Weighted Funding
	Target	Result	Weighted Funding*
I. Primary Financial Metrics (50% overall weighting)
ROACE	11.5%	11.7%	43%
GAAP Net Income ($millions)	$73	$71	18%

II. Secondary Financial Metrics (50% overall weighting)
Fee Revenue Growth (year over year)	10%	12%	21%
Total Revenue Growth (year-over-year)	5%	4%	8%
Tier 1 Common Ratio	11.0%	9.9%	—%
Efficiency Ratio	65%	68%	5%
AUM Net Flows ($ in millions)	$1,229	$152	—%
Deposit Growth (YTD Avg.)	4%	2%	—%
Total Scorecard Funding Level (% of Target)			95%
Discretionary Factor Applied: +/- 20% (5% applied)			5%
Final Funding Level (with discretionary factor)			100%

*
Determined by the Committee based on primary and secondary financial results versus target. The Committee exercised its negative discretion in developing the final funding noted above based on a maximum incentive pool available tied to financial performance under the Annual Executive Incentive Plan of $3.34 million. The Committee, in consultation with the Company’s management and W. T. Haigh & Company, selected each of the primary and secondary financial metrics to align executive behaviors with critical strategic priorities that were approved by the Board as part of the Company’s 2013 Strategic Plan. These goals are long-term in nature and were selected to drive sustained, long-term profitable growth and financial strength. Based on a comprehensive review by the Committee, with input from the full Board, it was determined that the Company met its earnings targets identified and, as noted above, a total incentive pool of approximately 95% of target bonus awards was funded based on the financial scorecard. The pool was then adjusted to consider a discretionary adjustment of 5% by the Committee for a final funding level of 100%. Factors considered in the discretionary assessment included:

•	Successful transition of The Carlyle Group’s ownership, including the $50 million issuance of Non-Cumulative Perpetual Preferred securities;

•	Execution on the sale of the Pacific Northwest offices with a resulting $10.6 million gain; and

•	Relative performance versus peers in terms of ROCE and Net Income growth (top quartile performance).

The following table outlines the annual incentive targets for 2013 and the actual bonus received by each NEO:
TARGET AND ACTUAL BONUS DETAILS

Executive	Base Salary	Target Bonus % of Base Salary	Target Bonus	Minimum (0% of Target)	Maximum (200% of Target)	Actual Bonus	Actual as % of Target (2)
C. Deutsch	$675,000	125%	$843,750	$—	$1,687,500	$843,800	100%
D. Kaye	425,000	100%	425,000	—	850,000	425,000	100%
M. Thompson (1)	730,000	68%	500,000	—	1,000,000	528,000	106%
M. Chambers	360,000	100%	360,000	—	720,000	360,000	100%
T. MacDonald	275,000	75%	206,250	—	412,500	206,250	100%

(1)
Mr. Thompson’s target bonus is 100% of his “bonus eligible base salary” of $500,000, which equates to 68% of his current total base salary of $730,000. Mr. Thompson earned his 2013 bonus based 80% on Boston Private Bank & Trust Company’s performance (performance factor of 107% of target) and 20% on the Company’s performance (performance factor of 100% of target) for a blended result of 106% of his target bonus. The Bank’s performance scorecard included the same metrics as the Company’s scorecard detailed above with one additional metric: loan growth. While the Company scorecard results were based on the consolidated performance of the Company and all of its affiliates, Boston Private Bank & Trust Company’s scorecard results were based solely on Boston Private Bank & Trust Company’s performance.

(2)	All NEO bonuses equal 100% of their target bonus with the exception of Mr. Thompson, who was paid a bonus based on Company and Boston Private Bank & Trust Company’s performance as described above.

Equity-Based Long-Term Incentives

Overview of Program

The Committee considers long-term equity-based compensation to be an integral part of the Company’s compensation program and grants equity each year to its NEOs, typically in May. The Company’s primary grant forms for its executives are:

1. Performance shares (60% of an executive’s target award value), and
2. Time-based restricted stock (40% of an executive’s target award value).

The Committee reviews the mix of grant forms annually. Performance shares are earned and vest at the end of the three-year performance period only if and to the extent targeted results are achieved within the acceptable performance range (threshold to significant over-achievement) as determined by the Committee. Performance shares are forfeited in the event that targeted results are not achieved. Time-based restricted stock will vest in full three years from the date of grant subject to the executive’s continued employment through the vesting date.

Vesting of Performance Share Award for the 2011-2013 Performance Period

The performance shares for the 2011-2013 performance period vested and the Company’s NEOs earned 90% of the targeted performance shares based on ROACE performance. The Company’s ROACE in 2013 was 11.7% versus a target goal of 12%, or 97% of the target goal for the performance period. The Committee examined the secondary performance metrics and further reduced the funding to 90% of target, primarily due to the Company’s shortfall in targeted revenue growth over the 2011-2013 period. The following table outlines these vested awards:

Executive	Grant Date	Target Number of Shares	Performance Metric Achieved	Total Shares Vested Based upon Performance	Fair Value of Total Shares Vested at Vest Date
C. Deutsch	5/13/2011	86,048	90%	77,443	$984,301
D. Kaye	5/13/2011	23,902	90%	21,512	273,418
M. Thompson	5/13/2011	93,458	90%	84,112	1,069,064
M. Chambers	5/13/2011	22,946	90%	20,651	262,474
T. MacDonald	5/13/2011	2,921	90%	2,629	33,415

2013 Equity Awards

In 2013, the Company granted equity awards to its NEOs of performance shares and time-based restricted stock under the Company’s 2009 Stock Option and Incentive Plan.

The total long-term incentive award values set forth below were approved by the Committee on April 16, 2013 and on April 17th by the Board for the CEO and President. For 2013, 60% of the grant date fair value of the award was delivered in the form of performance shares and 40% of the grant date fair value of the award was delivered in the form of time-based restricted stock. The approved values were converted to a fixed number of time-based restricted shares and performance shares using the average daily stock price for the 30 days prior to the conversion date of $9.63 per share. The conversion price was approved by the Committee on April 16, 2013. This methodology is used to provide an equity award that takes into account the share price of the Company over the prior 30-day period, as opposed to a single trading day. Once the number of shares was determined and approved by the Committee, shares were granted at the closing price of $9.86 on May 15, 2013, the approved grant date under the Company’s equity grant policy. Awards were determined based on each executive’s performance, criticality of position and relevant employment agreement terms, as applicable.

The 2013 performance shares will be earned or forfeited based on the Company’s performance for the January 1, 2013 to December 31, 2015 period, following the conclusion of such performance period, with 0-150% (0-180% with +/-20% adjustment described below) of the shares earned tied to the Company’s achievement of the following metrics:

1.	Primary Metric: ROACE versus the 2015 goal of 12%. The goal was based on achieving a top-quartile ranking relative to industry analyst expectations for our peer group.

2.	Secondary Metrics: The Committee may adjust total shares earned based on the primary ROACE metric by +/- 20% based on the following secondary performance considerations:
•Fee Revenue Growth (2012-2015 CAGR).
•Efficiency Ratio in 2015.

The 2015 ROACE goal was selected as the primary metric to motivate attainment of the Company’s long-term ROACE target (which represents top quartile performance in the industry). Secondary metrics were selected to align with the Company’s re-weighting towards wealth management (with an emphasis on fee revenue) and continued expense discipline (efficiency ratio).

Actual equity grants awarded to the Company’s NEOs in 2013 are set forth in the table below. As described further in the footnotes below, a significant portion of the stock awards (60% of the total) must be earned based on performance with the potential for an earn-out of 0% to 180% of the target performance shares awarded. On February 15, 2013, Mr. MacDonald received an award of 5,308 restricted shares in connection with his promotion. This award vests on February 15, 2016.

GRANT DATE FAIR VALUE OF AWARDS TABLE

	2013 Awards
		Time-Based Restricted Stock		Performance-Based Restricted Stock
Executive	Grant Date	Number of Stock Awards	Grant Date Fair Value (1)	Target Number of Shares Granted	Grant Date Fair Value: Target (1)	Maximum Number of Shares Potentially Earned (2)	Grant Date Fair Value: Maximum (1)
C. Deutsch	5/15/2013	42,057	$414,682	63,085	$622,018	113,553	$1,119,633
D. Kaye	5/15/2013	12,354	121,810	18,530	182,706	33,354	328,870
M. Thompson	5/13/2013	20,520	202,327	30,779	303,481	55,402	546,264
M. Chambers	5/15/2013	11,215	110,580	16,823	165,875	30,281	298,571
T. MacDonald (3)	5/15/2013	5,712	56,320	8,567	84,471	15,420	152,041
	2/15/2013	5,308	50,001	—	—	—	—

(1)	Based upon the closing prices on May 15, 2013 of $9.86 and February 15, 2013 of $9.42, respectively.

(2)	Maximum shares potentially earned are equal to 180% of the target performance shares granted.

(3)	February 15, 2013 stock award based on promotion to Chief Risk Officer of the Company.

Outstanding Matching Restricted Stock/Inducement Awards for Mr. Deutsch and Mr. Thompson

A key component of Mr. Deutsch’s and Mr. Thompson’s employment agreements included one-time matching restricted stock awards tied to each executive’s personal investment in the Company’s stock. These grants enhance the Company’s ability to retain Mr. Deutsch and Mr. Thompson by vesting shares in three equal installments on each of the third, fourth and fifth anniversaries of the grant date. Terms of the awards stipulate that the grants will be forfeited if Mr. Deutsch and Mr. Thompson do not purchase an equivalent number of shares of Company stock before, in the case of Mr. Deutsch, the second anniversary of his commencement date, and in the case of Mr. Thompson, the third anniversary of the effective date of his employment agreement, and hold such stock through certain vesting dates. Mr. Deutsch’s matching restricted stock award was granted on July 31, 2010 (called the “inducement award” and described in the Company’s 2011 Proxy Statement) with a grant date fair value of $2 million (302,572 shares). As of December 31, 2013, Mr. Deutsch had satisfied 100% of his $2 million purchase requirement. Mr. Thompson’s matching restricted stock award was granted on May 13, 2011 with a grant date fair value of $600,000 (93,458 shares). As of December 31, 2013, Mr. Thompson had purchased 75,454 shares. On January 31, 2014, Mr. Thompson purchased the remaining 18,004 shares to satisfy 100% of his purchase requirement.

Equity Grant Policy

The Company has adopted an Equity Grant Policy, as amended July 2012, to ensure that its equity granting practices are maintained in strict compliance with the Company’s equity plans, policies and all applicable laws, and specifically to prevent backdating of any equity grant, or changing of the timing of equity grants in relation to public release of material information with the intent of benefiting a grantee under an equity award. The policy became effective for equity grants made after March 31, 2007. The Company’s policy is that equity grants occur on a pre-established day during each calendar quarter after the Company’s financial results for the prior quarter have been publicly disclosed. Accordingly, the grant date for all equity grants is generally the 15th day of the month (or the last business day before the 15th day of the month) following the quarterly Board meeting. The grant date shall not precede the date the grant was authorized by the Committee, and the grant date for any new hire shall not precede the employee’s date of hire. In addition, the policy provides that all awards and award terms are approved by the Committee in advance of the grant date. The Company executives do not have an ability to select a grant date, and the option exercise price is the closing price of the underlying stock on the date of grant.

Executive Stock Ownership and Share Retention Guidelines

The Committee implemented executive stock ownership guidelines in July 2008 and revised these guidelines in July 2012 to increase the fixed share minimums. The requirements in the guidelines are expressed as the lesser of a multiple of an executive’s base salary or a fixed number of shares. The Company and the Committee review executive officer stock holdings versus the ownership guidelines at least annually. Ownership guideline multiples are five times base salary for the CEO and one to three times base salary for other NEO positions. NEOs must meet the lesser of the fixed share guideline (337,500 for the

CEO and 27,500 to 219,000 for other NEO positions) or the salary multiple guideline. In addition, there is a holding requirement equal to 50% of profit shares (net shares after cost of purchase, if any, and tax liability) until the minimum threshold is attained. As of December 31, 2013, all NEOs had met the stated minimum ownership requirements as follows:

Name	Guideline (multiple of salary)	Status
Mr. Deutsch	5 x Base Salary ($3,375,000)	Meets Requirement
Mr. Thompson	3 x Base Salary ($2,190,000)	Meets Requirement
Mr. Kaye	2 x Base Salary ($850,000)	Meets Requirement
Ms. Chambers	2 x Base Salary ($720,000)	Meets Requirement
Mr. MacDonald	1 x Base Salary ($275,000)	Meets Requirement

Based on the beneficial ownership calculation as reported in this Proxy Statement, as of December 31, 2013, the CEO owned 1.07% and other NEOs (excluding former executive officers) as a group owned 2.22% of the Company’s common stock.

Role of Compensation and Governance Committee, Outside Advisors and Management in Compensation Decisions

The Committee, pursuant to its charter, provides management and the Board with guidance on matters of executive and director compensation and related benefits. The Committee meets in executive sessions when discussing CEO performance and specific actions related to CEO compensation. The Committee approves all compensation actions with respect to the Company’s CEO, and recommends to the Board of Directors that the Board of Directors also approve such compensation actions. The Committee approves all compensation actions for the Company’s other executive officers after reviewing the recommendations of the CEO. The Committee relies on management and outside advisers for staff work and technical guidance in conducting its affairs. It retains full authority to engage independent third party advisers, and for the past several years has retained W. T. Haigh & Company to conduct independent studies and provide objective advice on executive and director compensation. W. T. Haigh & Company’s primary role with the Company is as independent adviser to the Committee on executive compensation matters. In 2013, W.T. Haigh & Company played a significant advisory role with respect to executive pay versus performance, market benchmarking and a review of Board compensation, and provides ongoing support to the Committee in executive compensation matters. From time to time, W.T. Haigh & Company works directly with management with the consent of the Committee. However, in 2013, W.T. Haigh & Company’s services related solely to Committee matters and no conflicts of interest were noted.

The Company also retains Goodwin Procter LLP for legal services on executive compensation matters, including drafting of legal plan documents. The Company may use other firms from time to time in the normal course of business.

Executive Benefits and Perquisites

NEOs are entitled to a flexible benefit amount to be used for financial products and services including life insurance, financial planning, long-term care insurance and other health and wellness benefits that enable the executives to better manage and balance their personal lives given the amount of time spent at work. The flexible amount is a fixed maximum annual benefit ranging from $65,000 for the CEO, and between $15,000 and $40,000 for other NEOs. NEOs are also eligible for an annual physical exam. The full value of all perquisites is reported as income to the individuals and, accordingly, is taxable. The flexible benefit may not be used for any type of personal luxury or entertainment expenditures. In addition, Mr. Thompson participates in a long-term care and long-term disability insurance program sponsored by Boston Private Bank & Trust Company, which was in effect prior to the effective date of his employment agreement with the Company.

NEOs are also eligible for Company-sponsored benefit programs available broadly to Company employees, including healthcare, dental, and vision benefits, short-term and long-term disability, life insurance, a 401(k) Profit Sharing Plan and the Company’s Employee Stock Purchase Plan. The Board of Directors last approved its Company-wide luxury expenditure policy in July 2013.

Employment Agreements and Executive Severance and Change-in-Control Agreements

The Company no longer provides executive change-in-control agreements in the event of a change-in-control of the Company. The Company has grandfathered change-in-control agreements with two of the Company’s NEOs, Mr. Kaye and Ms. Chambers. Mr. Deutsch and Mr. Thompson have employment agreements with the Company. Both the grandfathered change-in-control agreements and the employment agreements are described below.

The Company’s change-in-control agreements provide a severance payment equal to 2.5 times an executive’s annual cash compensation as defined in the agreements, and a pro-rated bonus for the year in which the change-in-control occurs. Any equity awards granted on or after May 15, 2011 are or will be subject to “double trigger” vesting (as opposed to accelerated vesting) in the event of a change-in-control in which an assumption of the award occurs.

All of the Company’s change-in-control arrangements are “double trigger” arrangements (i.e., benefits are paid in the event that there is both a change-in-control and a termination of employment following certain triggering events, for example elimination of the executive’s position, as defined in the agreements) and limit payments so that no payments can be deemed to be “excess parachute payments” under Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), and no excise tax gross-ups are provided.

As part of their employment agreements, and in lieu of change-in-control agreements, Mr. Deutsch and Mr. Thompson were given separate severance protection at two times their annual cash compensation if their employment is terminated by the Company without “cause” or by the executives for “good reason,” each as defined in their employment agreements.

Payments and benefits payable to the NEOs in connection with a termination of employment or change-in-control are discussed in greater detail under “Executive Agreements and Potential Payments Upon Termination or Change-in-Control.”

Executive Deferred Compensation Plan

The Company offers a deferred compensation plan that enables certain executives, including each of the NEOs, to defer a portion of their income. Amounts deferred are excluded from an executive’s taxable income and are not deductible by the Company until paid. Executives select from a limited number of mutual funds and the deferred amounts are increased or decreased to correspond to changes in market value of these underlying hypothetical mutual fund investments. Any increase in value is recognized as compensation expense. The Company maintains a Rabbi trust with respect to these obligations. None of the NEOs participated in the Executive Deferred Compensation Plan in 2013, although Mr. Thompson had an outstanding deferred compensation balance as of December 31, 2013 from deferrals from prior years of $64,221.

Tax, Regulatory and Accounting Implications

The Company believes it complies with all tax, regulatory and accounting standards. Furthermore, the Committee will continue to review each element of compensation and take appropriate steps to ensure tax deductibility to the extent permitted under applicable law and to the extent this can be accomplished without sacrificing flexibility and other important objectives of the overall compensation program for its executives.

Compensation and Governance Committee Report

The Compensation and Governance Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on this review and discussions, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement.

Submitted by the Compensation and Governance Committee of the Board:

Lynn Thompson Hoffman, Chair
Eugene S. Colangelo
Deborah F. Kuenstner
William J. Shea
Stephen M. Waters

EXECUTIVE COMPENSATION TABLES
The following tables and footnote disclosures set forth information concerning the compensation paid to or earned by the NEOs, including the CEO, the Chief Financial Officer and the next three most highly compensated executive officers of the Company, who served in such capacities during 2013.
SUMMARY COMPENSATION TABLE

(a)	(b)	(c)	(d)		(e)		(f)	(g)		(h)
Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards Grant Date Fair Value ($)(2)		Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)		Total ($)
Clayton G. Deutsch	2013	$675,000	$—		$1,036,700	(3)	$843,800	$176,161	(5)	$2,731,661
CEO and President	2012	675,000	—		933,109		780,500	95,226		2,483,835
	2011	675,000	—		920,711		1,147,500	89,231		2,832,442

David J. Kaye	2013	425,000	—		304,516	(3)	425,000	39,905	(5)	1,194,421
Executive Vice President and Chief Financial Officer	2012	425,000	33,333	(1)	259,192		393,125	26,470		1,137,120
	2011	375,000	33,333	(1)	255,754		535,000	24,990		1,224,077

Mark D. Thompson	2013	730,000			505,808	(3)	528,000	117,590	(5)	1,881,398
CEO and President, Boston Private Bank & Trust Company	2012	730,000	—		460,799		516,500	80,159		1,787,458
	2011	730,000	—		1,800,001		736,000	79,047		3,345,048

Margaret W. Chambers	2013	360,000	—		276,455	(3)	360,000	40,193	(5)	1,036,648
Executive Vice President and General Counsel	2012	360,000	33,333	(1)	248,830		333,000	31,213		1,006,376
	2011	360,000	33,333	(1)	245,520		480,000	29,362		1,148,215

W. Timothy MacDonald	2013	275,000	—		190,792	(3)	206,250	27,872	(5)	699,914
Executive Vice President

(1)	In 2009, Mr. Kaye and Ms. Chambers received retention bonuses of $100,000, each vesting over a three-year period. These amounts reflect the amount earned in each year of the vesting period.

(2)
The amounts in column (e) reflect the grant date fair value of the equity awards in accordance with ASC Topic 718, Compensation-Stock Compensation (“ASC 718”) pursuant to the 2009 Stock Option and Incentive Plan. Information about the assumptions used to value these awards can be found in Part II. Item 8. “Financial Statements and Supplementary Data - Note 18: Employee Benefits” of the Company’s 2013 Annual Report on Form 10-K.

(3)
2013 Stock Awards Grant Date Fair Value data includes performance shares which could, based on performance, result in the earn-out of additional shares for above target outperformance (and an increase in the grant date fair value, based on the incremental shares earned, using the original $9.86 price):

	NEO	Target performance shares granted	Maximum shares potentially earned	Increase in grant date fair value based on incremental shares that may be earned at maximum performance level
	Clayton G. Deutsch	63,085	113,553	$497,614
	David J. Kaye	18,530	33,354	146,165
	Mark D. Thompson	30,779	55,402	242,783
	Margaret W. Chambers	16,823	30,281	132,696
	W. Timothy MacDonald	8,567	15,420	67,571

(4)	The amounts in column (f) reflect the annual incentive awards to the named individuals under the 2011, 2012 and 2013 Annual Executive Incentive Plan.

(5)	All Other Compensation is composed of the following amounts:
	Compensation item	Clayton G. Deutsch	David J. Kaye	Mark D. Thompson	Margaret W. Chambers	W. Timothy MacDonald
	Matching contribution to 401(k) plan	$7,650	$7,650	$7,650	$7,650	$7,650
	Dividends paid on unvested stock grants	100,311	13,499	47,286	12,543	5,233
	Executive medical services	3,200	—	1,600	—	—
	Life insurance premiums	57,708	4,814	30,000	—	3,449
	Long-term disability premiums	7,292	—	8,588	—	3,184
	Long term care premiums	—	10,442	13,706	20,000	6,306
	Tax and financial planning	—	3,500	8,760	—	2,050
	Fitness fees	—	—	—	—	—
	Separation Agreement	—	—	—	—	—
	Miscellaneous items	—	—	—	—	—

	Total All Other Compensation	$176,161	$39,905	$117,590	$40,193	$27,872

GRANTS OF PLAN-BASED AWARDS

(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units #	All Other Option Awards Number of Securities Underlying Options #	Exercise or Base Price of Option Awards ($/share)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Grant Date	Grant Approved Date	Threshold $	Target $	Maximum $	Threshold #	Target #	Maximum #
Clayton G. Deutsch	5/15/2013	4/17/2013				31,542	63,085	113,553	42,057	—	$—	$1,036,700
	2013		$421,875	$843,750	$1,687,500
David J. Kaye	5/15/2013	4/16/2013				9,265	18,530	33,354	12,354	—	—	304,516
	2013		212,500	425,000	850,000
Mark D. Thompson	5/13/2013	4/16/2013				15,389	30,779	55,402	20,520	—	—	505,808
	2013		250,000	500,000	1,000,000
Margaret W. Chambers	5/15/2013	4/16/2013				8,411	16,823	30,281	11,215	—	—	276,455
	2013		180,000	360,000	720,000
W. Timothy MacDonald	5/15/2013	4/16/2013				4,283	8,567	15,420	5,712	—	—	140,791
	2/15/2013	1/15/2013							5,308			50,001
	2013		103,125	206,250	412,500

(1)
The amounts shown in column (c) reflect the minimum threshold payment levels, which are 50% of the target amount shown in column (d). The amount shown in column (e) is 200% of the target amount shown in column (d), as awarded under the Company’s Executive Bonus Plan.

(2)
The number of shares shown in column (f) reflect the minimum threshold number of shares, which are 50% of the target amount shown in column (g); the number of shares shown in column (h) is 180% of the target amount shown in column (g) as awarded under the Company’s 2009 Stock Option and Incentive Plan. For a description of these awards see “Equity-Based Long-Term Incentives.”

(3)
This column shows the grant date fair value of equity awards in accordance with ASC 718. Information about the assumptions used to value these awards can be found in Part II. Item 8. “Financial Statements and Supplementary Data - Note 19: Employee Benefits” of the Company’s 2013 Annual Report on Form 10-K.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table provides information with respect to holdings of exercisable and unexercisable stock options and unvested restricted stock and performance share awards held by the NEOs as of December 31, 2013.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)		(i)		(j)
	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (1)					Shares or Units of Stock That Have Not Vested			Equity Incentive Plan Awards: Unearned Shares, Units or Other Rights That Have Not Vested
NEO	(#) Exercisable	(#) Unexercisable	(#) Equity Incentive Plan Awards	Option Exercise Price ($)	Option Expiration Date	Number (#)	Market Value ($) (2)		Number (#)		Market or Payout Value ($) (2)
Clayton G. Deutsch	—	—	—	$—		42,057	$530,759	(3)	63,085	(11)	$796,133
	—	—	—	—		41,242	520,474	(4)	61,864	(12)	780,724
	—	—	—	—		57,365	723,946	(5)	—		—
	—	—	—	—		30,636	386,626	(6)	—		—
	—	—	—	—		201,694	2,545,378	(7)	—		—

David J. Kaye	7,500	—	—	9.03	8/15/2018	12,354	155,907	(3)	18,530	(11)	233,849
	20,240	—	—	20.37	5/15/2018	11,456	144,575	(4)	17,184	(12)	216,862
	—	—	—	—		15,935	201,100	(5)	—		—

Mark D. Thompson	7,500	—	—	9.03	8/15/2018	20,520	258,962	(3)	30,779	(11)	388,431
	24,290	—	—	20.37	2/15/2018	20,367	257,032	(4)	30,550	(12)	385,541
	20,000	—	—	29.84	2/15/2017	93,458	1,179,440	(8)	—		—
	15,000	—	—	29.74	2/17/2016	56,075	707,667	(9)	—		—
	15,000	—	—	27.06	2/11/2015	—	—		—		—
	15,000	—	—	27.16	2/27/2014	—	—		—		—

Margaret W. Chambers	7,500	—	—	9.03	8/15/2018	11,215	141,533	(3)	16,823	(11)	212,306
	11,600	—	—	20.37	5/15/2018	10,998	138,795	(4)	16,497	(12)	208,192
	10,000	—	—	29.84	2/15/2017	15,297	193,048	(5)	—		—
	8,000	—	—	29.74	2/17/2016	—	—		—		—
	10,000	—	—	27.06	2/11/2015	—	—		—		—
	10,000	—	—	27.16	2/27/2014	—	—		—		—

W. Timothy MacDonald	5,193	2,597	—	6.42	5/15/2021	5,712	72,085	(3)	8,567	(11)	108,116
	6,969	—	—	7.94	5/14/2020	5,308	66,987	(10)	6,721	(12)	84,819
	—	—	—	—		4,481	56,550	(4)	—		—
	—	—	—	—		8,764	110,602	(5)	—		—

(1)
All securities issued under the Company’s 1997 Long-Term Incentive Plan, the Company’s 2004 Stock Option and Incentive Plan, the Company’s 2009 Stock Option and Incentive Plan, or the Company’s 2010 Inducement Stock Plan.

(2)	The market value is based on the closing price of the Company’s common stock on December 31, 2013 of $12.62, multiplied by the applicable number of shares of restricted stock or performance shares.

(3)	This award vests on May 15, 2016.

(4)	This award vests on May 15, 2015.

(5)	This award vests on May 13, 2014.

(6)	This award vests in five equal annual installments beginning on July 31, 2011.

(7)	This award vests in three equal annual installments beginning on July 31, 2013.

(8)	This award vests in three equal annual installments beginning on March 29, 2014.

(9)	This award vests in five equal annual installments beginning on March 29, 2012.

(10)	This award vests on February 15, 2016.

(11)
2013 Stock Awards include performance shares which could, based on performance for the 2013 - 2015 performance period, result in the earn-out of additional shares for above target outperformance as set forth below.

	NEO	Target performance shares granted	Maximum shares potentially earned
	Clayton G. Deutsch	63,085	113,553
	David J. Kaye	18,530	33,354
	Mark D. Thompson	30,779	55,402
	Margaret W. Chambers	16,823	30,281
	W. Timothy MacDonald	8,567	15,420

(12)
2012 Stock Awards include performance shares which could, based on performance for the 2012 - 2014 performance period, result in the earn-out of additional shares for above target outperformance as set forth below.

	NEO	Target performance shares granted	Maximum shares potentially earned
	Clayton G. Deutsch	61,864	111,355
	David J. Kaye	17,184	30,931
	Mark D. Thompson	30,550	54,990
	Margaret W. Chambers	16,497	29,694
	W. Timothy MacDonald	6,721	12,097

OPTION EXERCISES AND STOCK VESTED
The following table provides information with the respect to restricted stock and performance share awards that vested during 2013.

(a)	(b)	(c)	(d)	(e)
Name	Number of Shares Acquired on Exercise # (1)	Value Realized on Exercise $	Number of Shares Acquired on Vesting # (1) (2) (3)	Value Realized on Vesting $ (2) (3)
Clayton G. Deutsch	—	$—	193,639	$2,268,266
David J. Kaye	—	—	47,644	532,647
Mark D. Thompson	—	—	158,553	1,806,771
Margaret W. Chambers	—	—	44,170	495,783
W. Timothy MacDonald	—	—	13,082	137,108

(1)	All securities issued under the Company’s 2004 Stock Option and Incentive Plan, the Company’s 2009 Stock Option and Incentive Plan, or the Company’s 2010 Inducement Stock Plan.

(2)
The number and value realized of shares acquired on vesting in 2013 includes performance shares for the 2011 - 2013 performance period, which, based on performance, resulted in the grant of the following shares with respect to such performance period. This increased the fair value at the vest date by the following amounts based on the shares earned, using the close price on the performance determination date, January 28, 2014, as listed below.

	NEO	Target performance shares granted	Total shares granted based on performance	Fair Value per Share at Vest Date	Value realized on vesting, based on total shares granted based on performance
	Clayton G. Deutsch	86,048	77,443	$12.71	$984,301
	David J. Kaye	23,902	21,512	12.71	273,418
	Mark D. Thompson	93,458	84,112	12.71	1,069,064
	Margaret W. Chambers	22,946	20,651	12.71	262,474
	W. Timothy MacDonald	2,921	2,629	12.71	33,415

(3)
The number and value realized of shares acquired on vesting in 2013 includes the following time-restricted shares with fair value at the vest date, using the close price on the vest date, as listed below.

	NEO	Total shares granted	Weighted Average Vest Date Fair Value per Share		Value realized on vesting, based on total shares granted
	Clayton G. Deutsch	116,196	$11.05		$1,283,966
	David J. Kaye	26,132	9.92		259,229
	Mark D. Thompson	74,441	9.91		737,707
	Margaret W. Chambers	23,519	9.92		233,308
	W. Timothy MacDonald	10,453	9.92		103,694

NON-QUALIFIED DEFERRED COMPENSATION

(a)	(b)	(c)	(d)	(e)	(f)
Name	Executive Contributions in Last FY $	Registrant Contributions in Last FY $	Aggregate Earnings in Last FY $	Aggregate Withdrawals/ Distributions $	Aggregate Balance at Last FYE $(1)
Mark D. Thompson	$—	$—	$10,434	$—	$64,221

(1)	Deferred compensation accounts are deemed invested in mutual funds managed by third party administrators.

Potential Payments Upon Termination or Change-in-Control
Employment Agreements with the Company’s Chief Executive Officer and President, and Boston Private Bank & Trust Company’s Chief Executive Officer and President
On June 7, 2010, the Company entered into an employment agreement with its Chief Executive Officer and President, Mr. Deutsch. On March 29, 2011, the Company entered into an employment agreement with Mr. Thompson, the Chief Executive Officer and President of Boston Private Bank & Trust Company. In addition to the compensation and benefit arrangements described in detail above, under the terms of the employment agreements, each of Mr. Deutsch and Mr. Thompson will be eligible to receive certain payments and benefits if his employment is terminated under certain conditions.
If Mr. Deutsch’s or Mr. Thompson’s employment is terminated by the Company without “cause,” or if Mr. Deutsch or Mr. Thompson terminates his employment for “good reason,” as defined in the applicable employment agreement, he will be entitled to receive the following payments and benefits:

•
subject to signing a general release of claims in favor of the Company, a severance payment equal to two times the sum of (1) his base salary (or, in the case of Mr. Thompson, his bonus eligible base salary) and (2) his target annual bonus, paid out in substantially equal installments in accordance with the Company’s payroll practice over 24 months;

•
all stock options and other stock-based awards that are subject to service-based vesting only shall vest in full and become exercisable or non-forfeitable as of the date of termination. Commencing in 2011, time-based restricted stock awards granted to Mr. Deutsch and Mr. Thompson will instead be subject to pro-rated vesting based on the portion of the applicable vesting period completed as of the date of termination, pursuant to the terms of the applicable award agreements);

•
all stock options and other stock-based awards that are subject to performance-based vesting shall vest upon the completion of the performance period to which such award relates. Vesting of these awards shall be pro-rated based on the portion of the applicable performance period completed as of the date of termination; and

•
subject to the co-payment of premium amounts at the active employees’ rate, Mr. Deutsch and Mr. Thompson may continue to participate in the Company’s group health, dental and vision programs for up to 24 months.

The payments described above will immediately cease if the executive breaches certain non-competition, non-solicitation, non-disparagement, confidentiality, third-party agreements and/or cooperation provisions of the executive’s employment agreement.
If Mr. Deutsch’s or Mr. Thompson’s employment terminates due to death or disability, they would each be entitled to receive the following:

•	a portion of his annual bonus for the year of termination pro-rated for the number of days employed during the year to the date of termination;

•	all stock options and other stock-based awards that are subject to time-based vesting only shall vest in full and become exercisable or non-forfeitable as of the date of termination; and

•
all stock options and other stock-based awards that are subject to performance-based vesting shall vest upon the completion of the performance period to which such vesting schedule relates. Vesting of such award shall be pro-rated based on the portion of the applicable performance period completed as of the date of termination.

If amounts payable to Mr. Deutsch or Mr. Thompson, whether under the employment agreement or otherwise, give rise to the excise tax imposed by Section 4999 of the Code, the executive will receive the greater after-tax amount of either (1) the full payment or (2) a reduced payment that does not give rise to the excise tax imposed by Section 4999 of the Code. Under the terms of these employment agreements, neither Mr. Deutsch nor Mr. Thompson will be entitled to any tax gross-up related to severance payments.
Change-In-Control Agreements with NEOs
The Company has previously entered into change-in-control agreements with its NEOs (other than Messrs. Deutsch, Thompson and MacDonald) that provide for certain payments and other benefits in connection with a “terminating event” that occurs within the two-year period following a change-in-control of the Company. For purposes of these agreements, the term “terminating event” includes the following: (1) a material diminution in the executive’s responsibilities, authority or duties; (2) a material diminution in the executive’s base salary or target annual bonus other than across the board salary reductions based on the Company’s financial performance similarly affecting all or substantially all senior management employees of the Company; (3) a material change in the geographic location at which the executive provides services to the Company; or (4) the material breach of the agreement by the Company, as set forth in the agreements. In connection with any such terminating event within the applicable period following a change-in-control, each NEO (other than Messrs. Deutsch, Thompson and MacDonald) will be eligible to receive the following payments and benefits:

•	a lump-sum cash severance payment equal to 2.5 times the NEO’s annual compensation (sum of base salary and average bonus payments for the three most recent taxable years preceding termination);

•	a pro-rated bonus for fiscal year in which the termination occurs; and

•	accelerated vesting of all outstanding, unvested stock option and stock awards.

Notwithstanding the foregoing, the Company will not be required to make any payment under the agreements to the extent such payment would constitute a parachute payment for purposes of Section 280G of the Code.
Equity Award Agreements
Pursuant to the terms of the Company’s current forms of restricted stock award agreements granted to the Company’s NEOs, in the event that an executive’s employment is terminated by the Company without “cause,” (1) a pro-rated number of shares of time-based restricted stock will vest, and (2) a pro-rated number of performance shares will remain eligible to vest based on actual Company performance for the applicable performance period. In connection with a termination of employment due to an executive’s death or disability, all outstanding awards of stock options or time-vesting restricted stock will vest and a pro-rated number of performance shares will remain eligible to vest based on actual Company performance for the applicable performance period.
In the event of a change-in-control of the Company in which restricted stock awards are assumed, continued or substituted for new awards, (1) time-based restricted stock awards will vest in the event that the executive’s employment is terminated by the Company or its successor without cause within 24 months following such change-in-control, and (2) the parties to such change-in-control may adjust the performance metrics applicable to any performance share awards. In the event that restricted stock awards are not assumed or continued in a change-in-control or substituted for new awards, then (i) time-based restricted stock awards will vest upon and subject to the occurrence of such change-in-control, and (ii) a pro-rated portion of the performance shares will vest.
The table below sets forth the cash severance, bonus (if any), value of accelerated vesting of equity awards and value of health benefits payable to the Company’s NEOs in the event of a termination of employment without cause, or due to death or disability, a change-in-control of the Company, and a termination of employment following a change-in-control, and assuming, in each case, that the applicable triggering event(s) occurred on December 31, 2013. Estimated equity values in the table below are calculated assuming the closing price of the Company’s stock on December 31, 2013 of $12.62.

Name	Payment/Benefit	Termination without Cause/for Good Reason	Termination due to death or disability	Change-in-Control (no termination)	Termination without Cause/for Good Reason in connection with a Change-in-Control (7)
Clayton G. Deutsch	Cash Severance	$3,037,500	$—	$—	$3,037,500
	Pro-Rated Bonus	—	843,800	—	—
	Accelerated Vesting of Equity (1), (2)	4,546,709	5,295,937	—	5,295,937
	Benefits (3)	24,232	—	—	24,232
	Fringe Benefits (maximum annual cap)	65,000	—	—	65,000
	Total	$7,673,441	$6,139,737	$—	$8,422,669

David J. Kaye	Cash Severance	$—	$—	$—	$2,190,104
	Pro-Rated Bonus	—	—	—	425,000
	Accelerated Vesting of Equity (4)	452,940	667,767	—	667,767
	Benefits (3)	—	—	—	44,720
	Fringe Benefits (maximum annual cap)	—	—	—	20,000
	Total	$452,940	$667,767	$—	$3,347,591

Mark D. Thompson	Cash Severance	$2,000,000	$—	$—	$2,000,000
	Pro-Rated Bonus (5)	—	528,000	—	—
	Accelerated Vesting of Equity (4), (6)	1,520,842	2,692,858	—	2,692,858
	Benefits (3)	35,776	—	—	35,776
	Fringe Benefit (maximum annual cap)	40,000	—	—	40,000
	Total	$3,596,618	$3,220,858	$—	$4,768,634

Margaret W. Chambers	Cash Severance	$—	$—	$—	$1,877,500
	Pro-Rated Bonus	—	—	—	360,000
	Accelerated Vesting of Equity (4)	430,585	630,377	—	630,377
	Benefits (3)	—	—	—	44,720
	Fringe Benefit (maximum annual cap)	—	—	—	20,000
	Total	$430,585	$630,377	$—	$2,932,597

(1)
Performance shares pro-rated based on grant date for each performance/vesting cycle. Beginning with 2011 grants, time-based restricted stock is pro-rated (not fully accelerated) upon termination without cause/for good reason and fully accelerated in a change-in-control termination.

(2)
In the event of a change-in-control with no termination, with the exception of Mr. Deutsch’s 2010 Inducement Plan grants, all outstanding, non-vested grants of time-based restricted stock would vest if the acquiring company elected not to assume or replace the outstanding grants, and all performance shares would vest pro-rata based on the number of days from the grant date to the date of the change-in-control.

(3)	Health and dental continuation for two years using premium rates at December 31, 2013.

(4)
In the event of a change-in-control with no termination, all outstanding, non-vested grants of time-based restricted stock would vest if the acquiring company elected not to assume or replace the outstanding grants, and all performance shares would vest pro-rata based on the number of days from the grant to the date of the change-in-control.

(5)	Benefit is based on “bonus eligible base salary” of $500,000 plus target bonus of 100%.

(6)
In the event of a change-in-control with no termination, all outstanding, non-vested grants of time-based restricted stock would vest if the acquiring company elected not to assume or replace the outstanding grants, and all performance shares would vest pro-rata based on the number of days from the grant to the date of the change-in-control. In addition, although Mr. Thompson currently has 93,458 unvested matching restricted shares outstanding, he would only have been vested on the number of shares that he purchased towards the Company match as of December 31, 2013 or 75,454 shares. The 93,458 shares are used for the purposes of calculating the total above. On January 31, 2014, Mr. Thompson purchased the remaining 18,004 shares to satisfy 100% of his purchase requirement.

(7)	Triggering termination of employment includes a termination in connection with a “terminating event,” as defined in the applicable Change-in-Control Agreement for Mr. Kaye and Ms. Chambers.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions
From January 2013 through July 16, 2013, the Compensation Committee members were Lynn Thompson Hoffman, Chair, William J. Shea, Vice Chair, Eugene S. Colangelo and Stephen M. Waters. On July 17, 2013, the Compensation Committee was combined with the Governance Committee to form the Compensation and Governance Committee, whose members are Lynn Thompson Hoffman, Chair, Eugene S. Colangelo, Vice Chair, Deborah F. Kuenstner, William J. Shea and Stephen M. Waters. The Compensation and Governance Committee, as was the Compensation Committee, is comprised entirely of the independent directors listed above. No member of the Compensation and Governance Committee is a current or was a former officer or employee of the Company or any of its subsidiaries.
Compensation of Directors
Directors of the Company who are not full-time employees of the Company or any of its subsidiaries receive compensation under a compensation program which became effective May 1, 2013. The annual retainer fee for Directors of the Company who are not full-time employees of the Company is $45,000. The non-executive Chair’s annual retainer fee is $95,000. The annual retainer fees are payable 100% in cash; however, each Director has the option to receive up to 100% of the annual cash retainer fee in stock, at his or her election. $25,000 of the non-executive Chair’s annual cash retainer fee will be delivered in stock with the option (at the non-executive Chair’s discretion) for the non-executive Chair to receive up to 100% of the annual cash retainer in stock. In addition, non-employee Directors who serve as committee members receive an additional annual retainer fee, payable in cash, of $15,000 for the Audit and Finance, Compensation and Governance, and Risk Management Committees, and $9,000 for the Wealth Management Committee. Chairs of committees receive an annual retainer fee of $18,000 for the Audit and Finance, Compensation and Governance, and Risk Management Committees, and $12,000 for the Wealth Management Committee. Directors may serve on more than two committees. In addition to the foregoing, any non-employee Director serving simultaneously as a member of the Board of Directors and the board of directors of a subsidiary of the Company may receive retainer fees for each board on which he or she serves. Directors of the Company also receive $45,000 in shares of common stock which are purchased by the Company at fair market value on each of the Company’s quarterly grant dates and deposited in each Director’s brokerage account. The Company believes that Director stock ownership is important, and has implemented a minimum stock ownership guideline threshold for outside Directors equal to the lower of (a) five times the annual cash retainer of $45,000, or $225,000 in value, or (b) 22,500 shares,($350,000 in value for the non-executive Chair or 35,000 shares). In addition, there is a holding requirement equal to 50% of profit shares (net shares after cost of purchase, if any, and tax liability) until the minimum threshold is attained.

For the Board year beginning on May 1, 2014 until April 30, 2015, each Director shall be paid an annual Board retainer of $120,000, 50% of which will be paid in cash and 50% of which will be paid in Company common stock, with the option, at the sole discretion of each Director, to receive up to 100% of the retainer in Company stock. All Committee fees will be eliminated, with the exception that Chairs of Committees shall each receive an additional $3,000 for each Committee for which such person shall serve as Chair. As a result of these changes, the annual stock ownership guideline threshold will be the lower of (a) five times the annual cash retainer of $60,000, or $300,000 in value, or (b) 30,000 shares ($425,000 in value or 42,500 shares for the non-executive Chairman). All other provisions of the Board compensation structure will remain unchanged, and all such compensation will be paid in accordance with the Company’s current compensation practices.

DIRECTOR COMPENSATION

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Principal Position	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and NQ Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Board of Directors
Herbert S. Alexander, CPA (2)	2013	$53,750	$66,250	$—	$—	$—	$—	$120,000
Eugene S. Colangelo (3)	2013	68,000	46,000	—	—	—	—	114,000
Lynn Thompson Hoffman	2013	78,750	45,000	—	—	—	—	123,750
Deborah F. Kuenstner	2013	62,749	67,500	—	—	—	—	130,249
John Morton III	2013	84,318	45,000	—	—	—	—	129,318
William J. Shea (4)	2013	33,000	90,000	—	—	—	—	123,000
Dr. Allen L. Sinai	2013	75,000	45,000	—	—	—	—	120,000
Stephen M. Waters (5)	2013	91,750	70,000	—	—	—	—	161,750

(1)	Includes portion of cash retainer paid in stock.

(2)	Mr. Alexander received an additional $55,000 for his service on the board of Boston Private Bank & Trust Company during 2013.

(3)	Mr. Colangelo received an additional $63,000 for his service on the board of Boston Private Bank & Trust Company during 2013. Mr. Colangelo served as the Chairman of the Bank Board in 2013.

(4)	Mr. Shea received an additional $63,000 for his service on the board of Boston Private Bank & Trust Company during 2013. Mr. Shea served as Chairman of the Audit Committee of the Bank during 2013.

(5)	Chairman of the Board of the Company.

REPORT OF THE AUDIT AND FINANCE COMMITTEE
The following is the report of the Audit and Finance Committee with respect to the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2013. The Audit and Finance Committee acts under a written charter which specifies the scope of the Audit and Finance Committee’s responsibilities and how it carries out those responsibilities. Each member of the Audit and Finance Committee is listed below and is independent within the definition of the NASDAQ Rules.
While the Audit and Finance Committee oversees the Company’s financial reporting process for the Board of Directors consistent with its charter, management has primary responsibility for this process, including the Company’s system of internal controls, and for the preparation of the Company’s consolidated financial statements in accordance with U.S. generally accepted accounting principles. In addition, the Company’s independent registered public accounting firm is responsible for auditing those consolidated financial statements, and not the Audit and Finance Committee.
The Audit and Finance Committee has reviewed and discussed the Company’s December 31, 2013 audited consolidated financial statements with management and with KPMG LLP, the Company’s independent registered public accounting firm (“KPMG”). The Audit and Finance Committee also has discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 16 (Communication with Audit Committees). In addition, the Audit and Finance Committee has also received from KPMG the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit and Finance Committee concerning independence, and has discussed with KPMG its independence from the Company. The Audit and Finance Committee also considered whether KPMG’s provision of non-audit services to the Company is compatible with its independence.

Based on the reviews and discussions referred to above, the Audit and Finance Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the Securities and Exchange Commission.
Submitted by the Audit and Finance Committee:
William J. Shea, Chair
Herbert S. Alexander
John Morton III
Allen L. Sinai
The foregoing report shall not be deemed to be “soliciting material” or to be “filed” with the SEC and should not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such acts.
AUDIT FEES
The following table presents fees for professional audit services rendered by KPMG for the audit of the Company’s annual financial statements for 2013 and 2012, and fees billed for other services rendered by KPMG.

	2013	2012
Audit fees (1)	$1,027,000	$1,040,000
Audit related fees (2)	716,900	144,500
Audit and audit related fees	1,743,900	1,184,500
Tax fees	—	—
All other fees (3)	29,000	37,000
Total fees	$1,772,900	$1,221,500

(1)	Audit fees for 2013 and 2012 include fees billed for the annual audit and quarterly reviews.

(2)
Audit related fees for 2013 and 2012 primarily include fees billed in each of the last two fiscal years for consents issued, comfort letter procedures, and consultations related to various transactions and other matters.

(3)	All other fees for 2013 and 2012 include fees billed in each of the last two fiscal years for the audit of the employee benefit plans and other review services.
KPMG audited the Company’s consolidated financial statements for the year ended December 31, 2013. The Company expects representatives of KPMG to be present at the Meeting. These representatives will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.
In February 2014, the Audit and Finance Committee completed the process to review the appointment of the Company’s independent registered accounting firm and to select a new lead audit partner. In the course of the review, the Committee considers, among other things, (1) historical and recent performance on the Company’s audit; (2) tenure as the Company’s independent auditor and familiarity with our operations; (3) the appropriateness of fees; and (4) the auditor’s independence. As a result of this review and following careful deliberation, the Committee has re-appointed KPMG, LLP as the Company’s independent registered public accounting firm and as auditors of the Company’s consolidated financial statements for 2014. KPMG, LLP has served as the Company’s independent registered public accounting firm for over ten years.
The Audit and Finance Committee pre-approves all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by KPMG; however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. There were no services provided under the “de minimus” provision in 2013. The authority to pre-approve non-audit services may be delegated to one or more members of the Audit and Finance Committee, who shall present all decisions to pre-approve an activity to the full Committee at its first meeting following such decision.

PROPOSAL 2
ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, the Board of Directors is submitting for shareholder approval, on an advisory basis, the compensation paid to the Company’s named executive officers as described in this Proxy Statement pursuant to Item 402 of Regulation S-K. As previously disclosed by the Company, the shareholders of the Company voted on an advisory, non-binding basis, and the Board of Directors determined, to hold an advisory vote on executive compensation on an annual basis.
The resolution that is the subject of this proposal is a non-binding advisory resolution and will not have any binding legal effect regardless of whether or not it is approved, and may not be construed as overruling a decision by the Company or the Board of Directors or creating or implying any change to the fiduciary duties of the Board. Furthermore, because this non-binding advisory resolution relates primarily to compensation that has already been paid or contractually committed for the Company’s named executive officers, there is generally no opportunity for the Board to revisit those decisions. However, the Compensation and Governance Committee intends to take the results of the vote on this proposal into account in its future decisions regarding the compensation of the Company’s named executive officers.
The Company’s compensation program is designed to attract, motivate and retain the named executive officers who are critical to the Company’s success by offering a combination of base salary and annual and long-term incentives that are closely aligned with the Company’s annual and long-term performance objectives. Please see the section titled “Compensation Discussion and Analysis” for additional information about the Company’s executive compensation programs.
We believe that the effectiveness of our compensation programs is demonstrated by the accomplishments of management over the last fiscal year as detailed in our discussion in the section titled “Compensation Discussion and Analysis.”
For these reasons, the Board of Directors recommends that shareholders vote in favor of the following resolution:
RESOLVED, that the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion, be approved.
The Board of Directors unanimously recommends that shareholders vote FOR approval of the compensation of the Company’s named executive officers.

PROPOSAL 3
APPROVAL OF THE BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
AMENDED AND RESTATED
2009 STOCK OPTION AND INCENTIVE PLAN, AMENDING THE PLAN PERFORMANCE CRITERIA

Proposal
The Board of Directors believes that stock options and other stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee directors and other key persons of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Board of Directors anticipates that providing such persons with a direct stake in the Company will assure a closer identification of the interests of such individuals with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.
On January 15, 2014, the Board, upon the recommendation of the Compensation and Governance Committee (the “Committee”), adopted the Boston Private Financial Holdings, Inc. Amended and Restated 2009 Stock Option and Incentive Plan (the “Amended 2009 Plan”), subject to the approval of the Company’s shareholders. The Amended 2009 Plan updates the performance criteria set forth in the 2009 Stock Option and Incentive Plan (the “2009 Plan”) and extends the expiration date for the 2009 Plan through January 15, 2024.
The Amended 2009 Plan does not increase the aggregate number of shares authorized for issuance under the 2009 Plan.
Under the Internal Revenue Code (the “Code”), U.S. publicly held companies are not permitted to obtain tax deductions for compensation of more than $1 million paid in any year to the chief executive officer and any of their three other most highly paid executive officers (other than the chief financial officer) unless such payments are “performance-based” as defined in the Code. One of the requirements for compensation to be performance-based under those laws is that the Company must obtain shareholder approval from time to time of the material terms of performance goals for such compensation. In accordance with the Code, the material terms that the shareholders approve constitute the framework for the Committee to establish programs and awards under which compensation provided by the Company can qualify as “performance-based” compensation for purposes of the tax laws.
Because the Amended 2009 Plan updates the performance criteria set forth in the 2009 Plan, the Board is requesting shareholder approval of the Amended 2009 Plan and the material terms of performance goals pursuant to this proposal to enable the Company to continue to have a shareholder-approved arrangement under which it may receive tax deductions for compensation paid to senior officers of the Company.
A copy of the Amended 2009 Plan is attached as Exhibit A to this Proxy Statement and is incorporated herein by reference.
Summary of Material Features
The material features of the Amended 2009 Plan are set forth below. These material features are not changing. The only changes proposed in the Amended 2009 Plan are the list of performance criteria set forth in the 2009 Plan and the expiration date of the 2009 Plan.

•
The maximum number of shares of common stock to be issued under the Amended 2009 Plan is 4,000,000, plus the number of shares of common stock that were available for grant under the Company’s 2004 Stock Option and Incentive Plan (the “2004 Plan”) on the initial effective date of the 2009 Plan. The shares of common stock underlying any awards that are forfeited, canceled, surrendered or otherwise terminated (other than by exercise) under the 2009 Plan, the 2004 Plan, the Company’s 1997 Long-Term Incentive Plan, and the Company’s Directors’ Stock Plan are added back to the shares of common stock available for issuance under the Amended 2009 Plan (the Amended 2009 Plan does not increase the aggregate number of shares authorized for issuance under the 2009 Plan);

•	Awards granted during any calendar year shall be with respect to no more than two percent of the total shares of common stock outstanding as of the last business day of the preceding calendar year;

•
The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, performance shares, dividend equivalent rights and cash-based awards is permitted; however in its application of future awards the Company plans to use performance shares as a key grant form for its NEOs;

•	Minimum vesting periods are required for grants of restricted stock, restricted stock units and performance share awards;

•
The maximum number of shares of common stock available for awards of restricted stock, restricted stock units or other awards that are payable in the form of shares of common stock that either require no purchase by the grantee or are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, is 50% of the total number of shares of common stock authorized under the Amended 2009 Plan (including any shares of common stock added to the pool of shares available for grant from the 2004 Plan, the Company’s 1997 Long-Term Incentive Plan, and the Company’s Directors’ Stock Plan, but excluding shares of common stock underlying awards under the 2009 Plan that have returned to the pool of shares available for grant);

•	Any material amendment to the 2009 Plan is subject to approval by our shareholders;

•	Stock options and stock appreciation rights will not be repriced without shareholder approval; and

•	The term of the Amended 2009 Plan will expire on January 15, 2024, provided that awards of incentive stock options may not be granted after January 27, 2019.
Based solely on the closing price of the Company’s common stock as reported by the NASDAQ on March 3, 2014 and the maximum number of shares that would have been available for awards as of such date, the maximum aggregate market value of the common stock that could potentially be issued under the Amended 2009 Plan is $35.6 million. The shares we issue under the Amended 2009 Plan will be authorized but unissued shares or shares that we reacquire. The shares of common stock underlying any awards that are forfeited, canceled, surrendered or otherwise terminated (other than by exercise) under the 2009 Plan, the 2004 Plan, the Company’s 1997 Long-Term Incentive Plan, and the Company’s Directors’ Stock Plan are added back to the shares of common stock available for issuance under the Amended 2009 Plan. Shares of common stock tendered or held back upon exercise or settlement of an award to cover the exercise price of an award or tax withholding are not added back to the shares of common stock available for issuance under the 2009 Plan.
Qualified Performance-Based Compensation under Code Section 162(m)
To ensure that certain awards granted under the Amended 2009 Plan to a “Covered Employee” (as defined in the Internal Revenue Code of 1986 (the “Code”)) qualify as “performance-based compensation” under Section 162(m) of the Code, the Amended 2009 Plan provides that the Committee may require that the vesting of such awards be conditioned on the satisfaction of performance criteria that may include any or all of the following (which shall be applicable to the organizational level specified by the Committee, including, but not limited to, the Company or a segment unit, division, group, or subsidiary of the Company): (1) earnings before interest, taxes, depreciation and amortization; (2) net income (loss) (either before or after interest, taxes, depreciation and/or amortization); (3) pre-tax, pre-provision earnings; (4) operating loss containment; (5) capital ratios; (6) pre-tax margin; (7) operating leverage; (8) efficiency ratio; (9) assets under management; (10) net flows; (11) balance sheet metrics; (12) total shareholder return; (13) credit quality; (14) risk management; (15) changes in the market price of the common stock; (16) economic value-added; (17) funds from operations or similar measure; (18) sales or revenue; (19) acquisitions or strategic transactions; (20) operating income (loss); (21) earnings per share; (22) cash earnings per share; (23) cash flow (including, but not limited to, operating cash flow and free cash flow); (24) return on capital, assets, equity, tangible equity, invested capital, invested capital net of weighted average cost of capital or investment; (25) return on sales; (26) gross or net profit levels; (27) productivity; (28) expenses; (29) margins; (30) operating efficiency; (31) customer satisfaction; (32) working capital; (33) earnings (loss) per share; (34) sales or market share; (35) operating leverage; (36) loan loss reserve; (37) reduction in non-performing assets; (38) reduction in criticized or classified assets; (39) capital strength; (40) financial or credit ratings; ; (41) market to book ratio; (42) strategic management; and (43) number of customers; any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group or internal budget.
The Committee will select the particular performance criteria within 90 days following the commencement of a performance cycle. Subject to adjustments for stock splits and similar events, the maximum award granted to any one individual that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code will not exceed 800,000 shares of common stock for any calendar year, provided that no award of restricted stock or restricted stock units with respect to more than 400,000 shares of common stock may be granted to any one individual during any calendar year period. The maximum number of shares of common stock subject to a performance-based award having a performance cycle longer than one calendar year will be based on such annual individual limitations multiplied by the number of full calendar years in the performance cycle. If a performance-based award is payable in cash, it cannot exceed $1,000,000 for any performance cycle.
The group of employees eligible to receive performance-based compensation includes the Company’s senior officers, including the executive officers required to file reports under Section 16 of the Securities Exchange Act of 1934, as amended. Although the Code limits deductibility only for compensation paid to the chief executive officer and the three other most highly paid executive officers (other than the chief financial officer), we may grant performance-based compensation to all senior officers in the event that any of them becomes a Covered Employee during the time he or she holds an award covered by this proposal.

Summary of the Amended 2009 Plan
The following description of certain features of the Amended 2009 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Amended 2009 Plan that is attached hereto as Exhibit A.
Plan Administration. The Amended 2009 Plan is administered by the Committee. The Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Amended 2009 Plan. Subject to applicable laws, the Committee may delegate to the Company’s Chief Executive Officer and President the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and not subject to Section 162(m) of the Code, subject to certain limitations and guidelines.

Eligibility. Persons eligible to participate in the Amended 2009 Plan will be those full or part-time officers, employees, non-employee directors and other key persons (including consultants and prospective officers) of the Company and its subsidiaries as selected from time to time by the Committee in its discretion. Approximately [288] individuals are currently eligible to participate in the Amended 2009 Plan, all of whom are officers, and [20] non-employee directors.
Plan Limits. Awards under the Amended 2009 Plan granted in any calendar year will not exceed two percent of the total shares of common stock outstanding as of the last business day of the preceding calendar year. The maximum award granted to any one individual (including awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code) will not exceed 800,000 shares of common stock and the maximum restricted stock award or restricted stock unit award (including awards intended to qualify as performance-based compensation) granted to any one individual will not exceed 400,000 shares of common stock (subject, in each case, to adjustment for stock splits and similar events) for any calendar year period. The maximum number of shares of common stock subject to an award intended to qualify as performance-based compensation having a performance cycle longer than one year will be based on such annual individual limitations multiplied by the number of full calendar years in the performance cycle. If any cash-based award is intended to qualify as performance-based compensation, then the maximum award to be paid in cash in any performance cycle may not exceed $1,000,000. No more than 4,000,000 shares will be issued in the form of incentive stock options and no more than 50% of the shares of common stock authorized for issuance under the Amended 2009 Plan may be granted as awards of restricted stock, restricted stock units or other awards that are payable in the form of shares of common stock and either require no purchase by the grantee or are not performance-based awards under the Amended 2009 Plan.
Stock Options. The Amended 2009 Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the Amended 2009 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and key persons. The option exercise price of each option will be determined by the Committee but may not be less than 100% of the fair market value of the common stock on the date of grant. Fair market value for this purpose will be determined by reference to market quotations on the NASDAQ. The exercise price of an option may not be reduced after the date of the option grant, other than to appropriately reflect changes in our capital structure.
The term of each option will be fixed by the Committee and may not exceed ten years from the date of grant. The Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Committee. In general, unless otherwise permitted by the Committee, no option granted under the Amended 2009 Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.
Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Committee or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee for at least six months or were purchased in the open market. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the Committee may permit non-qualified options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights. The Committee may award stock appreciation rights subject to such conditions and restrictions as the Committee may determine. Stock appreciation rights entitle the recipient to shares of common stock equal to the value of the appreciation in the stock price over the exercise price. The exercise price is the fair market value of the common stock on the date of grant.
Restricted Stock. The Committee may award shares of common stock to participants subject to such conditions and restrictions as the Committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with us through a specified restricted period. However, in the event these awards granted to employees have a performance-based goal, the restriction period will be at least one year, and in the event these awards granted to employees have a time-based restriction, the restriction period will be at least three years, but vesting can occur incrementally over the three-year period.
Restricted Stock Units. The Committee may award restricted stock units to any participants. Restricted stock units are ultimately payable in the form of shares of common stock and may be subject to such conditions and restrictions as the Committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with the Company through a specified vesting period. However, in the event these awards granted to employees have a performance-based goal, the restriction period will be at least one year, and in the event these awards granted to employees have a time-based restriction, the restriction period will be at least three years, but vesting can occur incrementally over the three-year period. In the Committee’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Committee and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.
Unrestricted Stock Awards. The Committee may also grant shares of common stock which are free from any restrictions under the Amended 2009 Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.
Performance Share Awards. The Committee may grant performance share awards to any participant which entitle the recipient to receive shares of common stock upon the achievement of certain performance goals (as summarized above) and such other conditions as the Committee shall determine. The period during which performance is to be measured for such awards shall not be less than one year.
Dividend Equivalent Rights. The Committee may grant dividend equivalent rights to participants which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights may be granted as a component of another award (other than a stock option or stock appreciation right) or as a freestanding award. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.
Cash-Based Awards. The Committee may grant cash bonuses under the Amended 2009 Plan to participants. The cash bonuses may be subject to the achievement of certain performance goals (as summarized above).
Change of Control Provisions. The Amended 2009 Plan provides that upon the effectiveness of a “change of control” or a “sale event” as such terms are defined in the Amended 2009 Plan, and except as otherwise provided by the Committee in an award agreement, all stock options and stock appreciation rights will automatically become fully exercisable and the restrictions and conditions on all other awards with time-based conditions will automatically be deemed waived. Awards with conditions and restrictions relating to the attainment of performance goals will continue to apply unless otherwise provided in an award agreement. In addition, in the case of a “sale event” in which the Company’s shareholders will receive cash consideration, the Company may make or provide for a cash payment to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights.
Adjustments for Stock Dividends, Stock Splits, Etc. The Amended 2009 Plan requires the Committee to make appropriate adjustments to the number of shares of common stock that are subject to the Amended 2009 Plan, to certain limits in the Amended 2009 Plan, to any outstanding awards, and/or the price for each share of common stock subject to outstanding awards of stock options and stock appreciation rights to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.
Tax Withholding. Participants in the Amended 2009 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. Subject to approval by the Committee, participants may elect to have the minimum tax withholding obligations satisfied by authorizing the Company to withhold shares of common stock to be issued pursuant to the exercise or vesting.
Forfeiture of Awards. Participants in the Plan are required to reimburse the Company for any amounts of an award granted under the Plan to the extent the award or the value of the award was based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria.
Amendments and Termination. The Board may at any time amend or discontinue the Amended 2009 Plan and the Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of the NASDAQ, any amendments that materially change the terms of the Amended 2009 Plan will be subject to approval by our shareholders. Amendments shall also be subject to approval by our shareholders if and to the extent determined by the Committee to be required by the Code to preserve the qualified status of incentive options or to ensure that compensation earned under the Amended 2009 Plan qualifies as performance-based compensation under Section 162(m) of the Code.
Effective Date of Amended 2009 Plan. The Board adopted the Amended 2009 Plan on January 15, 2014, and the Amended 2009 Plan becomes effective on the date it is approved by shareholders. Awards of incentive options may be granted under the Amended 2009 Plan until January 27, 2019. No other awards may be granted under the Amended 2009 Plan after the date that is 10 years from the date of shareholder approval. If the Amended 2009 Plan is not approved by shareholders, the 2009 Plan will continue in effect until it expires, and awards may be granted thereunder, in accordance with its terms.
New Plan Benefits
Because the grant of awards under the Amended 2009 Plan is within the discretion of the Committee, the Company cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the Amended 2009 Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the Amended 2009 Plan, the following table provides information concerning the benefits that were received by the following persons and groups during 2013: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all employees who are not executive officers, as a group.

	Restricted Stock Award		Performance Share Award
Name and Position	Dollar Value ($)	Number (#)	Dollar Value ($)	Number (#)
Clayton G. Deutsch, Chief Executive Officer and President	$405,000	42,057	$607,500	63,085
David J. Kaye, Executive Vice President and Chief Financial Officer	119,000	12,354	178,440	18,530
Mark D. Thompson, Chief Executive Officer and President of Boston Private Bank & Trust Company	197,600	20,520	296,400	30,779
Margaret W. Chambers, Executive Vice President, General Counsel and Corporate Secretary	108,000	11,215	162,000	16,823
W. Timothy MacDonald, Executive Vice President and Chief Risk Officer	105,001	11,020	82,500	8,567
All current executive officers, as a group	650,000	67,501	975,000	101,252
All current directors who are not executives, as a group	—	—	—	—
All current employees who are not executive officers, as a group	920,300	95,596	920,300	95,596
US Federal Tax Aspects Under the Code
The following is a summary of the principal federal income tax consequences of certain transactions under the Amended 2009 Plan. It does not describe all federal tax consequences under the Amended 2009 Plan, nor does it describe state or local tax consequences.
The advice set forth below was not intended or written to be used, and it cannot be used, by any taxpayer for the purpose of avoiding United States federal tax penalties that may be imposed on the taxpayer. The advice was written to support the description, promotion or marketing of the transaction(s) or matter(s) addressed herein. Each taxpayer should seek advice based upon the taxpayer’s particular circumstances from an independent tax advisor. The foregoing language is intended to satisfy the requirements under the regulations in Section 10.35 of Circular 230.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.
If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) the Company will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.
If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.
Non-Qualified Options. No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.
Other Awards. The Company generally will be entitled to a tax deduction in connection with an award under the Amended 2009 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.
Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change-in-control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20 percent federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).
Limitation on Deductions. Under Section 162(m) of the Code, the Company’s deduction for certain awards under the Amended 2009 Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table (other than the Principal Financial Officer) receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The Amended 2009 Plan is structured to allow certain awards to qualify as performance-based compensation.

Recommendation
The Board of Directors unanimously recommends a vote FOR the approval of the Amended and Restated 2009 Stock Option and Incentive Plan, and amending the plan performance criteria thereunder.

PROPOSAL 4
APPROVAL OF THE
BOSTON PRIVATE FINANCIAL HOLDINGS, INC. 2001 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED AND RESTATED
The Board of Directors adopted, and is seeking shareholder approval of, an amendment and restatement of the Boston Private Financial Holdings, Inc. 2001 Employee Stock Purchase Plan, as amended and restated as of January 1, 2014 (the “2001 ESPP”), that would increase the number of shares of the Company’s common stock reserved and available for issuance under the 2001 ESPP by 1,000,000 shares to a total of 2,700,000 shares. Under the 2001 ESPP, eligible employees of the Company and certain designated subsidiaries of the Company may authorize the Company to deduct amounts from their compensation, which amounts are used to enable the employees to exercise options (each an “Option”) to purchase shares of the Company’s common stock. The purpose of the 2001 ESPP is to attract and retain key personnel, and encourage stock ownership by the Company’s employees. The Board is requesting shareholder approval of this amendment and restatement because the Board believes that the number of shares currently remaining available for issuance under the 2001 ESPP may not be sufficient for future Options under the 2001 ESPP.
The 2001 ESPP is a broad-based employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder.
The additional shares that are proposed to be reserved under the 2001 ESPP have an aggregate value of $12.37 million based solely on the January 2, 2014 closing price of the common stock as reported on the NASDAQ Stock Market of $12.37 per share.
Summary of the 2001 ESPP
The following description of material terms of the 2001 ESPP is intended to be a summary only. This summary is qualified in its entirety by the full text of the 2001 ESPP, which is attached to this Proxy Statement as Exhibit B.
The 2001 ESPP is administered by the Compensation and Governance Committee of the Board of Directors (the “Committee”). The 2001 ESPP provides that all employees of the Company and certain designated subsidiaries of the Company who work at least 20 hours per week are eligible to participate in the 2001 ESPP, except for persons who are deemed under Section 423(b)(3) of the Code to own five percent (5%) or more of the voting stock of Company. The number of employees potentially eligible to participate in the 2001 ESPP is approximately 630 persons.
The 2001 ESPP provides for two “purchase periods” within each year, the first commencing on the first business day occurring on or after each January 1 and ending on the last business day occurring on or before the following June 30, and the second commencing on the first business day occurring on or after each July 1 and ending on the last business day occurring on or before the following December 31. Eligible employees may elect to become participants in the 2001 ESPP by enrolling prior to each semi-annual date for the granting of an option to purchase shares under the 2001 ESPP. Shares are purchased through the accumulation of payroll deductions of not less than one percent (1%) nor more than fifteen percent (15%) of each participant’s compensation. The maximum number of shares of common stock that can be purchased under the 2001 ESPP during any one calendar year is that number having a fair market value of $25,000 on the first day of the purchase period pursuant to which the shares are purchased. The number of shares to be purchased with respect to any purchase period will be the lesser of (a) the number of shares determined by dividing the participant’s balance in the plan account on the last day of the purchase period by the purchase price per share for the stock and (b) 10,000 shares. The purchase price per share will be the lower of 85% of the fair market value of the common stock as of either the beginning or ending date of the semi-annual purchase period of shares for the participant’s account.
An option granted under the 2001 ESPP is not transferable by the participant except by will or by the laws of descent and distribution. Employees may cease their participation in the offering at any time during the offering period, and participation automatically ceases on termination of employment with the Company.
The number of shares that are reserved for issuance under the 2001 ESPP is subject to adjustment for stock splits and similar events. The proceeds received by the Company from exercise under the 2001 ESPP will be used for the general corporate purposes of the Company. Shares issued under the 2001 ESPP may be authorized but unissued or shares reacquired by the Company and held in its treasury.
The 2001 ESPP will remain in effect until it is suspended or discontinued by the Board of Directors. The Board of Directors may at any time amend, revise or terminate the 2001 ESPP for any purposes. Certain amendments, such as amendments increasing the number of shares of common stock available under the 2001 ESPP, will not be effective unless approved by shareholders. In addition, no amendment of the 2001 ESPP may adversely affect the rights of any recipient of any option previously granted without such recipient’s consent.
US Federal Tax Aspects Under the Code
The following is a summary of the principal federal income tax consequences of certain transactions under the 2001 ESPP. It does not describe all federal tax consequences under the 2001 ESPP, nor does it describe state or local tax consequences.
The advice set forth below was not intended or written to be used, and it cannot be used, by any taxpayer for the purpose of avoiding United States federal tax penalties that may be imposed on the taxpayer. The advice was written to support the description, promotion or marketing of the transaction(s) or matter(s) addressed herein. Each taxpayer should seek advice based upon the taxpayer’s particular circumstances from an independent tax advisor. The foregoing language is intended to satisfy the requirements under the regulations in Section 10.35 of Circular 230.
The 2001 ESPP is intended to qualify as an “employee stock purchase plan” as defined in Section 423(b) of the Code, which provides that an employee participating in the plan is not required to pay any federal income tax when joining the 2001 ESPP or when purchasing the shares of common stock at the end of an offering. The employee is, however, required to pay federal income tax on the difference, if any, between the price at which he or she sells the shares and the price he or she paid for them.
If shares acquired under the 2001 ESPP are sold more than two years after the first day of the purchase period pursuant to which the shares were purchased, the employee will generally recognize ordinary income for the year in which the sale occurs equal to the lesser of (a) fifteen percent (15%) of the fair market value of the common stock on the first day of the purchase period pursuant to which the shares were purchased or (b) the excess of the amount actually received for the shares over the amount paid. No taxable income results if the proceeds of the sale are equal to or less than the price paid for the shares. In addition, the employee may recognize long-term capital gain or loss in an amount equal to the difference between the proceeds of the sale and the employee’s basis in the shares (i.e., the employee’s purchase price plus the amount taxed to the employee as ordinary income). The employee will receive long-term capital gain or loss treatment if he or she has held the shares for at least 12 months. No deduction is allowed to Company.
If shares acquired under the 2001 ESPP are sold within two years of the first day of the purchase period pursuant to which the shares were purchased, the employee will recognize ordinary income equal to the difference between the fair market value of the shares on the exercise date and the employee’s purchase price. This amount is reportable as ordinary income even if no profit was realized on the sale of shares or the shares were sold at a loss. Long-term or short-term (depending on the holding period for the shares) capital gain or loss will be recognized in an amount equal to the difference between the proceeds of sale and the employee’s basis in the shares. The amount reportable as ordinary income from a sale made within two years of the first day of the purchase period pursuant to which the shares were purchased will generally be allowed as a tax deduction to the Company.
New 2001 ESPP Benefits
Since participation in the 2001 ESPP is voluntary, the benefits or amounts that will be received by or allocated to any individual or group of individuals under the 2001 ESPP, as amended and restated, are not determinable.

Recommendation
The Board of Directors unanimously recommends a vote FOR the approval of the 2001 ESPP.

OTHER BUSINESS
The Board of Directors is not aware of any other business that may properly come before the Meeting. If any other matters properly come before the Meeting, the proxies will be voted at the discretion of the proxy holders.
EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2013 regarding shares of common stock that may be issued under the Company’s equity compensation plans including the Company’s Amended and Restated 1997 Long-Term Incentive Plan (the “1997 Plan”), the 1998 Amendment and Restatement of Directors’ Stock Option Plan (the “1998 Plan”), the Company’s 2004 Stock Option and Incentive Plan (“2004 Plan”), the 2009 Plan, the Company’s 2010 Inducement Stock Plan (the “Inducement Plan”), the 2006 Non-Qualified Employee Stock Purchase Plan (the “2006 ESPP”), and the 2001 ESPP.

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted Average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders (1)	2,648,789	(3), (4)	$14.73	2,540,705	(5), (6)
Equity compensation plans not approved by security holders (2)	—		$—	84,701

Total	2,648,789		$14.73	2,625,406

(1)	The 2004 Plan, the 2009 Plan, the 1997 Plan, the 1998 Plan, the 2006 ESPP and the 2001 ESPP. The Company terminated the 2006 ESPP in January 2014.

(2)
The Inducement Plan. The Company’s Board of Directors approved the Inducement Plan, which has not been approved by the Company’s shareholders. The purpose of the Inducement Plan is to grant equity awards (stock options, restricted stock, restricted stock units, stock appreciation rights and other stock awards) to new employees as an inducement to join the Company.

(3)
Does not include purchase rights accruing under the 2001 ESPP because the purchase price (and therefore the number of shares to be purchased) will not be determined until the end of the purchase period.

(4)	Includes 438,144 shares of restricted stock that could be issued if certain performance metrics are met.

(5)
Includes 2,760,014 shares available for future issuances under the 2004 and 2009 Plans and 218,835 shares available under the 2001 ESPP and the 2006 ESPP, less the incremental shares discussed above in note (4) to this table.

(6)	Includes 61,439 shares issued in January 2014 under the 2001 ESPP for the July 1 through December 31, 2013 purchase period.

RELATED PARTY TRANSACTIONS
The Company sends out questionnaires to its directors and officers, and those of its majority or wholly-owned subsidiaries regarding related party transactions. If there are any affirmative responses, the Board reviews them and the terms and conditions of any such transactions. There were no related party transactions in 2013.

SOLICITATION OF PROXIES
The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. In addition to the solicitation of proxies by mail, the Company’s regular employees may also solicit proxies personally or by telephone. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares of common stock held of record by them. Such custodians will be reimbursed for their expenses. The Company will pay the expenses of soliciting proxies, including the reasonable charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. The Company’s representatives may solicit proxies by mail, telephone, electronic or facsimile transmission, or personal interview.
SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2015 ANNUAL MEETING
Shareholder proposals intended to be presented at the next annual meeting of shareholders and which are to be considered for inclusion in the Company’s Proxy Statement and form of proxy for that meeting, must be received by the Company on or before November 18, 2014. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in the Company’s Proxy Statement and form of proxy. Any such proposals should be mailed to: Corporate Secretary, Boston Private Financial Holdings, Inc., Ten Post Office Square, Boston, Massachusetts 02109.
A shareholder of record who wishes to present a proposal at the next annual meeting, other than a proposal to be considered for inclusion in the Company’s Proxy Statement described above, must provide written notice of such proposal and appropriate supporting documentation, as set forth in the Company’s by-laws, to the Company at its principal executive office no earlier than December 18, 2014, nor later than January 16, 2015; provided, however, that in the event the annual meeting is scheduled to be held on a date more than 30 days before the first anniversary of the date of the preceding year’s annual meeting (the “Anniversary Date”) or more than 60 days after the Anniversary Date, timely notice by the shareholder must be delivered not earlier than the close of business on the later of (1) the 90th day prior to the scheduled date of such annual meeting or (2) the 10th day following the first date on which the date of such annual meeting is publicly disclosed. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority. Any such proposal should be mailed to: Corporate Secretary, Boston Private Financial Holdings, Inc., Ten Post Office Square, Boston, Massachusetts 02109.

EXHIBIT A
BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
AMENDED AND RESTATED
2009 STOCK OPTION AND INCENTIVE PLAN

SECTION 1.	GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Boston Private Financial Holdings, Inc. Amended and Restated 2009 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons (including consultants and prospective employees) of Boston Private Financial Holdings, Inc. (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.
The following terms shall be defined as set forth below:
“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.
“Administrator” is defined in Section 2(a).
“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights.
“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.
“Board” means the Board of Directors of the Company.
“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment granted pursuant to Section 10.
“Change of Control” is defined in Section 19.
“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.
“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.
“Dividend Equivalent Right” means Awards granted pursuant to Section 13.
“Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 22.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market or another national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.
“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.
“Independent Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Employee Director” means an Independent Director or a member of the board of directors of a Subsidiary who is not also an employee of the Company or any Subsidiary.
“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.
“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.
“Performance-Based Award” means any Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award granted to a Covered Employee that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code and the regulations promulgated thereunder.
“Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. The Performance Criteria (which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals are limited to the following: earnings before interest, taxes, depreciation and amortization; net income (loss) (either before or after interest, taxes, depreciation and/or amortization); pre-tax, pre-provision earnings; operating loss containment; capital ratios; pre-tax margin; operating leverage; efficiency ratio; assets under management; net flows; balance sheet metrics; total stockholder return; credit quality; risk management; changes in the market price of the Stock; economic value-added; funds from operations or similar measure; sales or revenue; acquisitions or strategic transactions; operating income (loss); earnings per share; cash earnings per share; cash flow (including, but not limited to, operating cash flow and free cash flow); return on capital, assets, equity, tangible equity, invested capital, invested capital net of weighted average cost of capital or investment; return on sales; gross or net profit levels; productivity; expenses; margins; operating efficiency; customer satisfaction; working capital; earnings (loss) per share of Stock; sales or market share; operating leverage; loan loss reserve; reduction in non-performing assets; reduction in criticized or classified assets; capital strength; financial or credit ratings; financial or credit ratings; market to book ratio; strategic management; and number of customers; any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group or internal budget.
“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award. Each such period shall not be less than 12 months.
“Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.
“Performance Share Award” means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified Performance Goals.
“Restricted Stock Award” means Awards granted pursuant to Section 7.
“Restricted Stock Unit” means an Award granted pursuant to Section 8.
“Retirement” means the employee’s termination of employment or other service relationship with the Company and its Subsidiaries in accordance with the Company’s retirement policy, not including early retirement, generally applicable to its salaried employees, as in effect from time to time.
“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.
“Stock” means the Common Stock, par value $1.00 per share, of the Company, subject to adjustments pursuant to Section 3.
“Stock Appreciation Right” means any Award granted pursuant to Section 6.
“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.
“Unrestricted Stock Award” means any Award granted pursuant to Section 9.

SECTION 2.	ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)Administrator. The Plan shall be administered by either the Board or a committee of not less than two Independent Directors (in either case, the “Administrator”).

(b)Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)to select the individuals to whom Awards may from time to time be granted;

(ii)to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards, Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii)to determine the number of shares of Stock to be covered by any Award;

(iv)to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

(v)to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised; and

(vii)at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.
(c)Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer, the President and/or other executive officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards at Fair Market Value, to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not Covered Employees. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Stock Option or Stock Appreciation Right, the conversion ratio or price of other Awards and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d)Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(e)Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or under any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

SECTION 3.	STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be the sum of (1) 4,000,000 shares, plus (2) the number of shares of Stock available for grant on the Effective Date under the Company’s 2004 Stock Option and Incentive Plan. For purposes of this limitation, the shares of Stock underlying any Awards (including any awards granted pursuant to the Company’s 1997 Long-Term Incentive Plan, the Company’s 2004 Stock Option and Incentive Plan and the Company’s Directors’ Stock Option Plan) which are forfeited, canceled, surrendered or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Shares tendered or held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding shall not be available for future issuance under the Plan. In addition, upon exercise of Stock Appreciation Rights, the gross number of shares exercised shall be deducted from the total number of shares remaining available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that (subject in each case, to adjustment as provided in Section 3(b)):

(i)Awards under the Plan granted during any calendar year shall be with respect to no more than two percent of the total shares of Stock outstanding as of the last business day of the preceding calendar year;

(ii)Awards under the Plan to any individual granted during any calendar year shall be with respect to no more than 800,000 shares of Stock;

(iii)Restricted Stock Awards and Restricted Stock Unit Awards under the Plan to any individual granted during any calendar year shall be with respect to no more than 400,000 shares of Stock;

(iv)the maximum number of shares of Stock that may be subject to a Performance-Based Award that provides for a Performance Cycle longer than one calendar year shall be based upon the foregoing annual maximum limits multiplied by the number of full calendar years in the Performance Cycle;

(v)the maximum payment that may be made to any Covered Employee in any calendar year pursuant to a Performance-Based Award that is a Cash-Based Award shall not exceed $1,000,000. The maximum payment that may be subject to a Performance-Based Award that provides for a Performance Cycle longer than one calendar year shall be based upon the foregoing annual maximum payment multiplied by the number of full calendar years in the Performance Cycle. The per-individual limit described herein shall be construed and applied consistently with Section 162(m) of the Code;

(vi)the maximum number of shares of Stock that may be issued in the form of Incentive Stock Options under the Plan shall be 4,000,000 shares of the Stock; and

(vii)the maximum number of shares of Stock that shall be available for Awards of Restricted Stock, Restricted Stock Units or other Awards payable in the form of shares of Stock that either require no purchase by the grantee or are not Performance-Based Awards, shall be 50 percent of the shares of Stock authorized under this Plan excluding any Awards that have returned to the pool of shares available for grant in accordance with this Section 3(a)).

The shares of Stock available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.
(b)Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, Unrestricted Stock Awards, Restricted Stock Awards or Restricted Stock Units, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, (v) the number of Stock Options automatically granted to Non-Employee Directors, and (vi) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.
(c)Mergers and Other Transactions. In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity (in each case, a “Sale Event”), all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event and all other Awards shall become fully vested and nonforfeitable as of the effective time of the Sale Event, except as the Administrator may otherwise specify with respect to particular Awards. Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such grantee, including those that will become exercisable upon the consummation of the Sale Event; provided, however, that the exercise of Options and Stock Appreciation Rights not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

Notwithstanding anything to the contrary in this Section 3(c), in the event of a Sale Event pursuant to which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Administrator of the consideration payable per share of Stock pursuant to the Sale Event (the “Sale Price”) times the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights.
(d)Substitute Awards. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. Notwithstanding anything herein to the contrary, the Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4.	ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, Non‑Employee Directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.	STOCK OPTIONS

Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.
Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.
(a)Grant of Stock Options. The Administrator in its discretion may grant Stock Options to eligible officers, employees, Non-Employee Directors and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(i)Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(ii)Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(iii)Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(iv)Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award Certificate:

(A)In cash, by certified or bank check or other instrument acceptable to the Administrator;

(B)Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(C)By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or

(D)With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.
(v)Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

(b)Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Award agreement regarding a given Option that the optionee may transfer his Non‑Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

SECTION 6.	STOCK APPRECIATION RIGHTS

(a)Nature of Stock Appreciation Rights. A Stock Appreciation Right is an Award entitling the recipient to receive an amount in cash or shares of Stock or a combination thereof having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right, which price shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised, with the Administrator having the right to determine the form of payment.

(b)Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

(c)Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator. The term of a Stock Appreciation Right may not exceed ten years. All Stock Appreciation Rights shall be exercisable during the grantee’s lifetime only by the grantee or the grantee’s legal representative.

SECTION 7.	RESTRICTED STOCK AWARDS

(a)Nature of Restricted Stock Awards. A Restricted Stock Award is an Award entitling the recipient to acquire, at such purchase price as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant (“Restricted Stock”). Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b)Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the Restricted Stock Award Certificate. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 7(d), below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in

Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c)Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 17 below, in writing after the Award is issued, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d)Vesting of Restricted Stock. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Notwithstanding the foregoing, and except with respect to Restricted Stock granted in lieu of cash compensation, in the event that any such Restricted Stock granted to employees shall have a performance-based goal, the restriction period with respect to such shares shall not be less than one year, and in the event any such Restricted Stock granted to employees shall have a time-based restriction, the total restriction period with respect to such shares shall not be less than three years, provided, however, that Restricted Stock with a time-based restriction may become vested incrementally over such three-year period. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 17 below, in writing after the Award Certificate is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the Company’s right of repurchase as provided in Section 7(c) above.

SECTION 8.	RESTRICTED STOCK UNITS

(a)Nature of Restricted Stock Units. The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Notwithstanding the foregoing, and except with respect to Restricted Stock Units granted in lieu of cash compensation, in the event that any such Restricted Stock Units granted to employees shall have a performance-based goal, the restriction period with respect to such Award shall not be less than one year and in the event any such Restricted Stock Units granted to employees shall have a time-based restriction, the total restriction period with respect to such Award shall not be less than three years; provided, however, that any Restricted Stock Units with a time-based restriction may become vested incrementally over such three-year period. At the end of the deferral period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. To the extent that an award of Restricted Stock Units is subject to Section 409A, it may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.

(b)Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of the cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.

(c)Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend

Equivalent Rights with respect to the phantom stock units underlying his Restricted Stock Units, subject to such terms and conditions as the Administrator may determine.

(d)Restrictions. An award of Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.

(e)Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 17 below, in writing after the Award Certificate is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9.	UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock. The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award to any grantee pursuant to which such grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.	CASH-BASED AWARDS

Grant of Cash-Based Awards. The Administrator may, in its sole discretion, grant Cash-Based Awards to any grantee in such number or amount and upon such terms, and subject to such conditions, as the Administrator shall determine at the time of grant. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Administrator determines.

SECTION 11.	PERFORMANCE SHARE AWARDS

(a)Nature of Performance Share Awards. The Administrator may, in its sole discretion, grant Performance Share Awards independent of, or in connection with, the granting of any other Award under the Plan. The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the Performance Goals, the periods during which performance is to be measured, which may not be less than one year, and such other limitations and conditions as the Administrator shall determine.

(b)Rights as a Stockholder. A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award Certificate (or in a performance plan adopted by the Administrator).

(c)Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 17 below, in writing after the Award is issued, a grantee’s rights in all Performance Share Awards shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 12.	PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

(a)Performance-Based Awards. Any employee or other key person providing services to the Company and who is selected by the Administrator may be granted one or more Performance-Based Awards in the form of a Restricted Stock Award, Restricted Stock Units, Performance Share Awards or Cash-Based Award payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Administrator, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Cycle in order to prevent the dilution or enlargement of the rights of an individual (x) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (y) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or (z) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions provided however, that the Administrator may not exercise such discretion in a manner that would increase the Performance-Based Award granted to a Covered Employee. Each Performance-Based Award shall comply with the provisions set forth below.

(b)Grant of Performance-Based Awards. With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

(c)Payment of Performance-Based Awards. Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle. The Administrator shall then determine the actual size of each Covered Employee’s Performance-Based Award, and, in doing so, may reduce or eliminate the amount of the Performance-Based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

SECTION 13.	DIVIDEND EQUIVALENT RIGHTS

(a)Dividend Equivalent Rights. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

(b)Interest Equivalents. Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

(c)Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 17 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights or interest equivalents granted as a component of another Award that has not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 14.	TAX WITHHOLDING

(a)Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b)Payment in Stock. Subject to approval by the Administrator, a grantee may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 15.	SECTION 409A AWARDS

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 16.	TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:
(a)a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b)an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 17.	AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(b) or 3(c) without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants. To the extent required under the rules of any securities exchange or market system on which the Stock is listed or to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 17 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c).

SECTION 18.	STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 19.	CHANGE OF CONTROL PROVISIONS

Upon the occurrence of a Change of Control as defined in this Section 19:
(a)Except as otherwise provided in the applicable Award Certificate, each outstanding Stock Option and Stock Appreciation Right shall automatically become fully exercisable.

(b)Except as otherwise provided in the applicable Award Certificate, conditions and restrictions on each outstanding Restricted Stock Award and Restricted Stock Unit which relate solely to the passage of time and continued employment will be removed. Performance or other conditions (other than conditions and restrictions relating solely to the passage of time and continued employment) will continue to apply unless otherwise provided in the applicable Award Certificate.

(c)“Change of Control” shall mean the occurrence of any one of the following events:

(i)any “person” (as such term is defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “Act”)) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan or trust of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) becomes a “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Act), directly or indirectly, of securities of the Company representing at least 50 percent or more of the combined voting power of the Company’s then outstanding securities;

(ii)persons who, as of January 1, 2009, constituted the Company’s Board (the “Incumbent Board”) cease for any reason, including without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board of Directors of the Company, provided that any person becoming a director of the Company subsequent to January 1, 2009 whose election or nomination for election was approved by at least a majority of the directors then comprising the Incumbent Board shall, for purposes of this Agreement, be considered a member of the Incumbent Board; or

(iii)consummation of (A) any consolidation or merger of the Company or its subsidiaries where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate 50 percent or more of the voting shares of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) any plan or proposal for the liquidation or dissolution of the Company.

Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person to 50 percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company) and immediately thereafter beneficially owns 50 percent or more of the combined voting power of all then outstanding Voting Securities, then a “Change of Control” shall be deemed to have occurred for purposes of the foregoing clause (i).

SECTION 20.	GENERAL PROVISIONS

(a)No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b)Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c)Stockholder Rights. Until Stock is deemed delivered in accordance with Section 20(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d)Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(e)Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(f)Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

(g)Forfeiture of Awards. Notwithstanding anything herein to the contrary, each Plan grantee shall, in the discretion of the Administrator, reimburse the Company for the amount of any Award received by such individual under the Plan to the extent such Award or the value of such Award was based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria.

(h)Forfeiture of Awards under Sarbanes-Oxley Act. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

SECTION 21.	EFFECTIVE DATE OF PLAN

This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board. No grants of Stock Options and other Awards may be made hereunder after January 15, 2024 and no grants of Incentive Stock Options may be made hereunder after January 27, 2019.

SECTION 22.	GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts, applied without regard to conflict of law principles.

EXHIBIT B
BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
2001 EMPLOYEE STOCK PURCHASE PLAN
(As Amended and Restated as of January 1, 2014)

The purpose of the Boston Private Financial Holdings, Inc. 2001 Employee Stock Purchase Plan, as amended and restated herein (the “Plan”), is to provide eligible employees of Boston Private Financial Holdings, Inc. (the “Company”) and certain of its subsidiaries with opportunities to purchase shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”). Two million seven hundred thousand (2,700,000) shares of Common Stock in the aggregate have been approved and reserved for this purpose. The Plan is intended to constitute an “employee stock purchase plan” within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the “Code”), and shall be interpreted in accordance with that intent.
1.Administration. The Plan will be administered by the person or persons (the “Administrator”) appointed by the Company’s Board of Directors (the “Board”) for such purpose. The Administrator has authority at any time to: (i) prescribe, adopt, alter and repeal such rules, guidelines and practices for the administration of the Plan and for its own acts and proceedings as it shall deem advisable; (ii) interpret the terms and provisions of the Plan; (iii) make all determinations it deems advisable for the administration of the Plan; (iv) decide all disputes arising in connection with the Plan; and (v) otherwise supervise the administration of the Plan. All interpretations and decisions of the Administrator shall be final and conclusive. No member of the Board or individual exercising administrative authority with respect to the Plan shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.
2.Offerings. The Company will make one or more offerings to eligible employees to purchase Common Stock under the Plan (“Offerings”). Unless otherwise determined by the Administrator, the next Offering will begin on the first business day on or after January 1, 2014 and will end on the last business day on or before June 30, 2014. Thereafter, unless otherwise determined by the Administrator, an Offering will begin on the first business day occurring on or after each January 1 and July 1 and will end on the last business day occurring on or before the following June 30 and December 31, respectively. The Administrator may, in its discretion, designate a different period for any Offering, provided that no Offering shall exceed six months in duration or overlap any other Offering.
3.Eligibility. All employees of the Company (including employees who are also directors of the Company) and all employees of each Designated Subsidiary (as defined in Section 11) are eligible to participate in any one or more of the Offerings under the Plan, provided that as of the first day of the applicable Offering (the “Offering Date”) they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week.
4.Participation. An employee eligible on any Offering Date may participate in such Offering by submitting an enrollment form to the Company in such manner prescribed by the Administrator at least 15 business days before the relevant Offering Date (or by such other deadline as shall be established by the Administrator for the Offering). The form will (a) state a whole percentage to be deducted from the employee’s Compensation (as defined in Section 11) per pay period, (b) authorize the purchase of Common Stock for the employee in each Offering in accordance with the terms of the Plan and (c) specify the exact name or names in which shares of Common Stock purchased for the employee are to be issued pursuant to Section 10. An employee who does not enroll in accordance with these procedures will be deemed to have waived the employee’s right to participate. Unless an employee files a new enrollment form or withdraws from the Plan, the employee’s deductions and purchases will continue at the same percentage of Compensation for future Offerings, provided the employee remains eligible. Notwithstanding the foregoing, participation in the Plan will neither be permitted nor be denied contrary to the requirements of the Code.
5.Employee Contributions. Each eligible employee may authorize payroll deductions at a minimum of one percent (1%) up to a maximum of fifteen percent (15%) of the employee’s Compensation for each pay period. The Company will maintain book accounts showing the amount of payroll deductions made by each participating employee for each Offering. No interest will accrue or be paid on payroll deductions.
6.Deduction Changes. Except as may be determined by the Administrator in advance of an Offering, an employee may not increase or decrease the employee’s payroll deduction during any Offering, but may increase or decrease the employee’s payroll deduction with respect to the next Offering (subject to the limitations of Section 5) by filing a new enrollment form at least 15 business days before the next Offering Date (or by such other deadline as shall be established by the Administrator for the relevant Offering). The Administrator may, in advance of any Offering, establish rules permitting an employee to increase, decrease or terminate the employee’s payroll deduction during an Offering.

7.Withdrawal. An employee may withdraw from participation in the Plan by delivering a written notice of withdrawal to the Company. The employee’s withdrawal will be effective as of the next business day. Following an employee’s withdrawal, the Company will promptly refund to the employee his or her entire account balance under the Plan (after payment for any Common Stock purchased before the effective date of withdrawal). Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Offering, but may enroll in a subsequent Offering in accordance with Section 4.
8.Grant of Options. On each Offering Date, the Company will grant to each eligible employee who is then a participant in the Plan an option (“Option”) to purchase on the last day of such Offering (the “Exercise Date”), at the Option Price hereinafter provided for, a number of shares of Common Stock equal to the lesser of (a) a number of shares of Common Stock determined by dividing such employee’s accumulated payroll deductions on such Exercise Date by the lower of (i) 85% of the Fair Market Value of the Common Stock on the Offering Date, or (ii) 85% of the Fair Market Value of the Common Stock on the Exercise Date, or (b) 10,000 shares of Common Stock (or such other maximum number of shares as shall have been established by the Administrator in advance of the Offering); provided, however, that such Option shall be subject to the limitations set forth below. Each employee’s Option shall be exercisable only to the extent of such employee’s accumulated payroll deductions on the Exercise Date. The purchase price for each share purchased under each Option (the “Option Price”) will be 85% of the Fair Market Value of the Common Stock on the Offering Date or the Exercise Date, whichever is less.
Notwithstanding the foregoing, no employee may be granted an option hereunder if such employee, immediately after the option was granted, would be treated as owning stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary (as defined in Section 11). For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee. In addition, no employee may be granted an Option which permits the employee’s rights to purchase stock under the Plan, and any other employee stock purchase plan of the Company and its Parents and Subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined on the option grant date or dates) for each calendar year in which the Option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code and shall be applied taking Options into account in the order in which they were granted.
9.Exercise of Option and Purchase of Shares. Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised the employee’s Option on such date and shall acquire from the Company such number of shares of Common Stock reserved for the purpose of the Plan as the employee’s accumulated payroll deductions on such date will purchase at the Option Price, subject to any other limitations contained in the Plan. Any amount remaining in an employee’s account at the end of an Offering will be refunded to the employee promptly.
10.Issuance of Certificates. In accordance with any rules established by the Administrator, certificates or registration in book entry form or electronic delivery to the Depository Trust Company representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, or at the discretion of the Administrator, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or in the name of a broker or nominee authorized by the employee to be the employee’s, or their, nominee for such purpose.
11.Definitions.
The term “Compensation” means the amount of base pay, prior to salary reduction pursuant to Sections 125, 132(f) or 401(k) of the Code, but excluding overtime, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances or travel expenses, income or gains on the exercise of Company stock options, and similar items. The term “Compensation” also includes commissions.
The term “Designated Subsidiary” means any present or future Subsidiary (as defined below) that has been designated by the Board to participate in the Plan. The Board may so designate any Subsidiary, or revoke any such designation, at any time and from time to time, either before or after the Plan is approved by the stockholders.
The term “Fair Market Value of the Common Stock” on any given date means the fair market value of the Common Stock determined in good faith by the Administrator; provided, however, that if the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ National System or another national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

The term “Parent” means a “parent corporation” with respect to the Company, as defined in Section 424(e) of the Code.
The term “Subsidiary” means a “subsidiary corporation” with respect to the Company, as defined in Section 424(f) of the Code.
12.Rights on Termination of Employment. If a participating employee’s employment terminates for any reason before the Exercise Date for any Offering, no payroll deduction will be taken from any pay due and owing to the employee and the balance in the employee’s account will be paid to the employee or, in the case of the employee’s death, to the employee’s designated beneficiary as if the employee had withdrawn from the Plan under Section 7. An employee will be deemed to have terminated employment, for this purpose, if the corporation that employs the employee, having been a Designated Subsidiary, ceases to be a Subsidiary, or if the employee is transferred to any corporation other than the Company or a Designated Subsidiary. An employee will not be deemed to have terminated employment, for this purpose, if the employee is on an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise provides in writing.
13.Special Rules. Notwithstanding anything herein to the contrary, the Administrator may adopt special rules applicable to the employees of a particular Designated Subsidiary, whenever the Administrator determines that such rules are necessary or appropriate for the implementation of the Plan in a jurisdiction where such Designated Subsidiary has employees; provided that such rules are consistent with the requirements of Section 423(b) of the Code. Such special rules may include (by way of example, but not by way of limitation) the establishment of a method for employees of a given Designated Subsidiary to fund the purchase of shares other than by payroll deduction, if the payroll deduction method is prohibited by local law or is otherwise impracticable. Any special rules established pursuant to this Section 13 shall, to the extent possible, result in the employees subject to such rules having substantially the same rights as other participants in the Plan.
14.Optionees Not Stockholders. Neither the granting of an Option to an employee nor the deductions from the employee’s pay shall constitute such employee a holder of the shares of Common Stock covered by an Option under the Plan until such shares have been purchased by and issued to the employee.
15.Rights Not Transferable. Rights under the Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee’s lifetime only by the employee. Any Option shall, unless determined by the Administrator, lapse forthwith if a participating employee purports to sell, assign, transfer, encumber or otherwise dispose of any Option, except in accordance with the express terms of the Plan or as may otherwise be permitted by the Administrator in its sole discretion.
16.Application of Funds. All funds received or held by the Company under the Plan may be combined with other corporate funds and may be used for any corporate purpose.
17.Adjustment in Case of Changes Affecting Common Stock. In the event of a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for the Plan, and the share limitation set forth in Section 8, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Administrator. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Administrator to give proper effect to such event.
18.Amendment of the Plan. The Board may at any time, and from time to time, amend the Plan in any respect, except that without the approval, within 12 months of such Board action, by the stockholders, no amendment shall be made increasing the number of shares approved for the Plan or making any other change that would require stockholder approval in order for the Plan, as amended, to qualify as an “employee stock purchase plan” under Section 423(b) of the Code.
19.Insufficient Shares. If the total number of shares of Common Stock that would otherwise be purchased on any Exercise Date plus the number of shares purchased under previous Offerings under the Plan exceeds the maximum number of shares issuable under the Plan, the shares then available shall be apportioned among participants in proportion to the amount of payroll deductions accumulated on behalf of each participant that would otherwise be used to purchase Common Stock on such Exercise Date. If shares of Common Stock covered by an Option result in a number of shares of Common Stock that may be issued under the Plan being exceeded, such Option shall be void with respect to such excess shares of Common Stock and the Company shall have no liability therefor.

20.Termination of the Plan. The Plan may be terminated at any time by the Board. Upon termination of the Plan, all amounts in the accounts of participating employees shall be promptly refunded.
21.Governmental Regulations. The Company’s obligation to sell and deliver Common Stock under the Plan is subject to obtaining all governmental approvals required in connection with the authorization, issuance, or sale of such stock.
The Plan shall be governed by Massachusetts law except to the extent that such law is preempted by federal law.
22.Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.
23.Tax Withholding. Participation in the Plan is subject to any minimum required tax withholding on income of the participant in connection with the Plan. Each employee agrees, by entering the Plan, that the Company and its Subsidiaries shall have the right to deduct any such taxes from any payment of any kind otherwise due to the employee, including shares issuable under the Plan.
24.Notification Upon Sale of Shares. Each employee agrees, by entering the Plan, to give the Company prompt notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.
25.Employment and Other Rights. Neither the Plan nor any Option shall confer upon any participating employee any right with respect to continuing the Participant’s employment relationship with the Company or any Designated Subsidiary, nor shall they interfere in any way with the participating employee’s right or the right of the Company or any Designated Subsidiary to terminate such employment relationship at any time, with or without cause. The Plan shall not form part of any contract of employment between the Company or any Designated Subsidiary and any employee. Subject to Section 12, it shall be a condition of the Plan that, in the event of the termination of a participating employee’s status as an employee (for whatever reason), the employee shall not be entitled to any remuneration whatsoever by reason of any alteration or termination, thereon, of the employee’s rights or expectations under the Plan.
26.Brokerage Account. At the Company’s election, the delivery of any shares of Common Stock to be issued under the Plan may occur through a transfer agent or brokerage account established for this purpose and the Company may require as a condition to participation in the Plan that each grantee establish an account with a brokerage firm selected by the Company.
27.Trading Policy Restrictions. Option exercises under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.
28.Effective Date and Approval of Stockholders. This amended and restated Plan shall take effect on the later of the date it is adopted by the Board and the date it is approved by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present or by written consent of the stockholders.

BP FH BOSTON PRIVATE FINANCIAL HOLDINGS

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IMPORTANT ANNUAL MEETING INFORMATION 000004

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Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted via the Internet or telephone must be received by 2:00 a.m., Eastern time, on April 16, 2014.

Vote by Internet

- Go to **www.envisionreports.com/bpfh**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

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▼ **IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Proposals — The Board recommends a vote FOR all nominees, and FOR Proposals 2, 3 and 4.

1. To elect the six director nominees to serve until the 2015 annual meeting and until their successors are duly elected and qualified.

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Clayton G. Deutsch	☐	☐	02 - Deborah F. Kuenstner	☐	☐	03 - Daniel P. Nolan	☐	☐
04 - Brian G. Shapiro	☐	☐	05 - William J. Shea	☐	☐	06 - Stephen M. Waters	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please be sure to sign and date this Proxy.
NOTE: Please sign exactly as your name(s) appear(s) hereon. Where there is more than one holder, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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01SH1D

Dear Shareholder,

Please take note of the important information enclosed with this proxy card.
Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.
Please mark the boxes on this proxy card to indicate how your shares will be voted.
Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.
Your vote must be received prior to the Annual Meeting of Shareholders to be held on April 16, 2014.
Thank you in advance for your prompt consideration of these matters.

Sincerely,

Boston Private Financial Holdings, Inc.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

BP FH BOSTON PRIVATE FINANCIAL HOLDINGS

Proxy — Boston Private Financial Holdings

Proxy Solicited by the Board of Directors
Ten Post Office Square, Boston, Massachusetts 02109

The undersigned hereby constitute(s) and appoint(s) Margaret W. Chambers and David J. Kaye, and each of them, as proxies of the undersigned (the "Proxies"), each with full power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote all of the shares of common stock, par value $1.00, of Boston Private Financial Holdings, Inc. (the "Company"), held of record by the undersigned at the close of business on March 3, 2014, at the Annual Meeting of Shareholders (the "Meeting") to be held at Ten Post Office Square, 2nd Floor, Boston, Massachusetts, 02109, on April 16, 2014 at 2:00 p.m., Eastern time, or any adjournments or postponements thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S) AND IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED IN ITEM 1 AND "FOR" THE PROPOSALS USED IN ITEMS, 2, 3 AND 4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Shareholders, the Proxy Statement with respect thereto, and the Company's Annual Report on Form 10-K for Fiscal Year 2013, and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

IF VOTING BY MAIL PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.